UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                 Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Redwood Enhanced Income Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED DECEMBER [●], 2025

Redwood Enhanced Income Corp.

250 West 55th Street, 26th Floor

New York, NY 10019

(212) 978-1400

December [●], 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Redwood Enhanced Income Corp. (the “Company”) to be held on February 11, 2026, at 11:00 a.m., Eastern Time, at the offices of the Company, 250 West 55th Street, 26th Floor, New York, NY 10019. Only the owners of shares of common stock of the Company (“Stockholders”) of record at the close of business on November 30, 2025, are entitled to the notice of, and to vote at, the Special Meeting, including any postponement or adjournment thereof.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting by returning your proxy card via mail in the envelope provided. Your vote is important.

We look forward to seeing you at the Special Meeting.

Sincerely yours,

Ruben Kliksberg

Co-President

Sean Sauler

Co-President

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Redwood Enhanced Income Corp.

250 West 55th Street, 26th Floor

New York, NY 10019

(212) 978-1400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 11, 2026

To the Stockholders of Redwood Enhanced Income Corp.:

The Special Meeting of Stockholders (the “Special Meeting”) of Redwood Enhanced Income Corp., a Maryland corporation (the “Company”), will be held at the offices of the Company, 250 West 55th Street, 26th Floor, New York, NY 10019 on February 11, 2026, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To vote on a proposal authorizing the Company’s Board of Directors (the “Board”) to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended;
2.	To vote on a proposal authorizing the conversion of the Company from a Maryland corporation to a Delaware limited partnership pursuant to the Plan of Conversion in the form which is attached as Appendix A hereto (the “Plan of Conversion”); and
3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” each of the proposals.

You have the right to receive notice of and to vote at the Special Meeting if you were an owner of shares of common stock of the Company (“Stockholder”) of record at the close of business on November 30, 2025. Whether or not you expect to be present at the Special Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

If you have questions about the proposals or would like additional copies of the proxy statement, please contact us at Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, NY 10019, Attn.: Adam Bensley or by telephone at (212) 978-1400.

By Order of the Board of Directors,

/s/ ADAM BENSLEY

Adam Bensley

Secretary

New York, New York

December [●], 2025

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting and vote your shares in person.

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Redwood Enhanced Income Corp.

250 West 55th Street, 26th Floor

New York, NY 10019

(212) 978-1400

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Redwood Enhanced Income Corp., a Delaware statutory trust (the “Company,” “Partnership” (following the Conversion (as defined below)), “we,” “us” or “our”), for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on February 11, 2026, at 11:00 a.m. Eastern Time, at the offices of the Company, 250 West 55th Street, 26th Floor, New York, NY 10019 and at any postponements or adjournments thereof. This proxy statement, the accompanying proxy card and the accompanying proxy materials, are first being sent to the owners of shares of common stock of the Company (“Stockholders”) on or about December [●], 2025.

We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.

SPECIAL MEETING INFORMATION

Date and Location

We will hold the Special Meeting on February 11, 2026, at 11:00 a.m. Eastern Time, at the offices of the Company, 250 West 55th Street, 26th Floor, New York, NY 10019.

Admission

Only record or beneficial owners of the Company’s common shares of beneficial interest (the “Shares”) as of the close of business on November 30, 2025, or their proxies may attend the Special Meeting.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to vote on the following proposals:

1.	A proposal authorizing the Company’s Board of Directors to withdraw its election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”); and

2.	A proposal authorizing the conversion of the Company from a Maryland corporation to a Delaware limited partnership (the “Partnership”) pursuant to the Plan of Conversion; and

3.	To transact such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

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VOTING INFORMATION

Record Date and Quorum Required

The record date of the Special Meeting is the close of business on November 30, 2025 (the “Record Date”). You may cast one vote for each Share that you own as of the Record Date.

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock of the Company (“Common Stock”) outstanding which are entitled to vote on the Record Date will constitute a quorum. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals.

Votes Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1 — To vote on a proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a BDC under the 1940 Act.	Affirmative vote of “a majority of the outstanding voting securities.” For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Shares present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) 50% of the outstanding Shares, whichever is less.	No	Abstentions will have the effect of a vote against the proposal.
Proposal 2 — To vote on a proposal authorizing the Company’s Board of Directors to convert the Company from a Maryland corporation to a Delaware limited partnership in accordance with the Plan of Conversion	Provided that the Board, including at least two-thirds of the “continuing directors” (as such term is defined in the Company’s Articles of Incorporation), have approved the Plan of Conversion, the affirmative vote of the holders of shares entitled to cast at least a majority of the votes entitled to be cast on the matter. Otherwise, the Affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter.	No	Abstentions will have the effect of a vote against the proposal.

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Adjournment and Additional Solicitation

If there are not enough votes to establish a quorum or to approve the Proposals at the Special Meeting, then either the presiding officer of the Special Meeting or the Stockholder who are represented in person or by proxy may vote to adjourn the Meeting to permit further solicitation of proxies. Adam Bensley and Linda Forish are the persons named as the proxies for the Company and will vote proxies held by them for an adjournment if necessary to permit the further solicitation of proxies for purposes of establishing a quorum.

A Stockholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing and mailing the Notice of Special Meeting, this Proxy Statement and the proxy card. The Company reimburses brokers, directors, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies by mail, proxies may be solicited in person by directors or officers of the Company, officers or employees of Redwood Capital Management, the Company’s investment adviser and administrator (“Redwood Capital Management”, the “Adviser” or the “Administrator”). No additional compensation will be paid to such directors, officers or regular employees for such services. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. The address of Redwood Capital Management is 250 West 55th Street, 26th Floor, New York, New York 10019.

Stockholders may provide their voting instructions in person or by mail by following the instructions on the proxy card.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it by mail in time to be received before the Meeting, by attending the Meeting and voting in person, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 17,194,188.52 shares of our Common Stock outstanding. As of such date, the following table sets out certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding Common Stock, each of our directors and officers and all officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company’s Common Stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons. To the Company’s knowledge, except as otherwise noted below, as of the Record Date, there were no persons that owned 5% or more of the outstanding shares of the Company’s Common Stock, and each person named in the following table has sole voting and investment power with respect to all shares of the Common Stock that he, she or it beneficially owns.

Name and Address(1)	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors
Ruben Kliksberg	570,975.74	(2)(3)	3.32	%(2)(3)
Sean Sauler	188,592.83	(4)	1.10	%(4)
Independent Directors
Jeanne L. Manischewitz	—		—
Boris Onefater	—		—
Jennifer Rosenthal	—		—
Executive Officers (who are not Interested Directors)
Toni Healey	—		—
Adam Bensley	—		—
All officers and directors as a group (7 persons)	—		—
5% Holders
Cliffwater Corporate Lending Fund	2,856,396.82	(5)	16.61	%(5)
Cliffwater Enhanced Lending Fund	1,988,165.74	(6)	11.56	%(6)
Texas County and District Retirement System	7,543,713.19	(7)	43.87	%(7)
The Medical College of Wisconsin Inc Endowment Pool	1,130,958.60	(8)	6.58	%(8)

(1)	The address for each of our officers and directors is c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, NY 10019.

(2)	The Adviser holds 5,197.25 shares of the Company. Mr. Kliksberg holds all voting interests of the Adviser and, accordingly, controls the Adviser’s shares of the Company.

(3)	RDK Family Investments LLC holds 565,778.49 shares of the Company. Mr. Kliksberg is a control person of RDK Family Investments LLC and, accordingly, has beneficial ownership over such shares.

(4)	MishSaulHamesh LLC holds 188,592.83 shares of the Company. Mr. Sauler is a control person of MishSaulHamesh LLC and, accordingly, has beneficial ownership over such shares.

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(5)	Beneficial ownership as of December 31, 2023 as reported by Cliffwater Corporate Lending Fund (“Cliffwater Corporate”) on a Schedule 13G filed with the SEC on February 12, 2024. The 13G reports shared voting power with respect to 815,238.6 shares and shared dispositive power with respect to 2,856,396.82 shares by each of Cliffwater LLC, the investment adviser to Cliffwater Corporate (“Cliffwater Adviser”), and Stephen Nesbitt, the Chief Executive Officer of Cliffwater Adviser. The address of the principal business office of Cliffwater Corporate is 235 West Galena Street, Milwaukee, WI 53212. The address of each of Cliffwater Adviser and Mr. Nesbitt is 4640 Admiralty Way, 11th floor, Marina del Rey, CA 90292.

(6)	Beneficial ownership as of December 31, 2023 as reported by Cliffwater Enhanced Lending Fund (“Cliffwater Enhanced”) on a Schedule 13G filed with the SEC on February 12, 2024. The 13G reports shared voting power with respect to 815,238.6 shares and shared dispositive power with respect to 1,988,165.74 shares by each of Cliffwater Adviser, as the investment adviser to Cliffwater Enhanced, and Mr. Nesbitt, as Chief Executive Officer of Cliffwater Adviser. The address of the principal business office of Cliffwater Enhanced is 235 West Galena Street, Milwaukee, WI 53212. The address of each of Cliffwater Adviser and Mr. Nesbitt is 4640 Admiralty Way, 11th floor, Marina del Rey, CA 90292.

(7)	The address of the principal business office of Texas County and District Retirement System is 901 Mopac Expressway, South Barton Oaks Plaza IV Suite 500, Austin, TX 78746.

(8)	The address of the principal business office of The Medical College of Wisconsin Inc Endowment Pool is 8701 Watertown Plank Rd, Milwaukee, WI 53226.

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PROPOSAL 1: Approval to Authorize the Board to Withdraw the Company’s Election to be Regulated as a Business Development Company Under the Investment Company Act of 1940

Background

We have operated as a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act since April 1, 2022.

After careful deliberation about the Company’s operations and resources, the Board of Directors, including each of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”), unanimously approved the proposal to seek Stockholder approval to authorize the Company to withdraw its election to be regulated as a BDC under the 1940 Act. In making its determination, the Board of Directors considered the regulatory and compliance-related efforts and other factors described below and determined that it is in the Company’s best interest to withdraw its election to be regulated as a BDC.

In addition, the Board of Directors has approved and declared it advisable for the Company to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).

For a further discussion of the consequences of ceasing to be a BDC under the 1940 Act and a reporting company under the Exchange Act, please see “Risks Associated with the Withdrawal of BDC Election and Termination of Exchange Act Reporting” below.

Board Considerations with respect to the Withdrawal of BDC Election

Our Board of Directors has determined that the withdrawal of the Company’s election to be regulated as a BDC will significantly reduce the Company’s regulatory and compliance costs required under the 1940 Act and the Exchange Act. The Board of Directors also considered the impact the withdrawal of the Company’s BDC election would have on its U.S. federal income tax status.

Lower Regulatory and Compliance Costs. The Company anticipates it will significantly lower its overall regulatory and compliance-related costs as a percentage of its assets, given the elimination of costs associated with its compliance with the 1940 Act and the Exchange Act, following the withdrawal of its election to be regulated as a BDC. Given the Company’s relatively small size (it had net assets of approximately $200,721,405 as of September 30, 2025) and Stockholder base (it had fourteen beneficial owners of its Shares as of the Record Date), the elimination of these regulatory and compliance costs could have a significant positive impact on the returns to be achieved by its Stockholders on their investment in the Shares.

Tax. The Board of Directors also considered potential tax consequences to the Company if it were to withdraw its election to be regulated as a BDC under the 1940 Act. BDCs generally have the ability to elect to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and be exempt from corporate-level income tax if they meet certain income distribution and asset diversification tests set out in Subchapter M of the Code. The Company has historically been treated as a RIC under the Code. If the Company withdraws its election to be regulated as a BDC, it will be ineligible to elect to be taxed as a RIC. However, concurrent with the Company’s withdrawal of its election to be regulated as a BDC, it intends to take any necessary steps to be taxed as a partnership rather than a corporation for U.S. federal income tax purposes and therefore be eligible for pass-through taxation, as discussed in more detail below.

Risks Associated with the Withdrawal of BDC Election and Termination of Exchange Act Reporting

The Board of Directors considered the risks associated with the withdrawal of the Company’s election to be regulated as a BDC under the 1940 Act, including that certain Stockholder protections under the 1940 Act would no longer apply. Specifically, the Company’s Stockholders would no longer have the following protections of the 1940 Act:

•	we would no longer be subject to the requirement that we maintain a ratio of assets to senior securities of at least 150%;

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•	we would no longer be prohibited from protecting any director or officer against any liability to us or our Stockholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office;

•	we would no longer be required to provide and maintain an investment company blanket bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement;

•	we will no longer be required to comply with Section 56 of the 1940 Act by ensuring that a majority of the Directors are persons who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act;

•	we would no longer be subject to provisions of the 1940 Act regulating transactions between BDCs and certain affiliates;

•	we would no longer be subject to provisions of the 1940 Act restricting our ability to issue shares below net asset value or in exchange for services;

•	we would no longer be subject to the provisions of the 1940 Act limiting our ability to grant share-based compensation to officers, Directors and employees or to provide a profit sharing program for them; and

•	we would no longer be subject to the other protective provisions set out in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated under those sections.

In addition, because of the Company’s small Stockholder base, it is permitted to terminate its registration under Section 12(g) of the Exchange Act in accordance with Rule 12g-4 under the Exchange Act. As a result, after withdrawal of our election to be regulated as a BDC, we intend to terminate our registration under Section 12(g) of the Exchange Act in order to further lower our ongoing regulatory and compliance costs. As a result, we will no longer be required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the Exchange Act.

Material U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, the Conversion will be treated as a deemed liquidation of the Company, as applicable, in which all of the Company’s assets are deemed distributed to Stockholders in exchange for their Shares and the assumption of all of the Company’s liabilities by the Stockholders, followed by a deemed contribution by each Stockholder of such assets to the Partnership in exchange for Interests and the assumption of such liabilities by the Partnership. In general, unless a Shareholder owns 80% or more of the vote and value of the Company at the time of the Conversion, it is expected that deemed liquidation is treated as a taxable liquidation for all Shareholders. The Company will make tax filings consistent with this treatment.

Any assets deemed distributed to Stockholders, other than those treated as part of the Company’s final required RIC distribution, should generally be treated as received in exchange for their Shares and the assumption of the Company’s liabilities by the Stockholders and will therefore generally give rise to a capital gain or loss depending on their basis in the Shares and the value of the liabilities deemed assumed. The deemed contribution of such assets by the Stockholders in exchange for Interests and the assumption of such liabilities by the Partnership is intended to qualify as tax-deferred transaction. If the deemed contribution is treated as a taxable transaction with respect to a Stockholder, such Stockholder would generally recognize gain (but not loss) to the extent that the basis in such assets exceeds their value at the time of the deemed contribution. However, because all of the assets and liabilities are received by the Shareholders immediately before the deemed contribution in what is expected to be treated as a taxable transaction for Shareholders, it is not expected that there is material unrealized gain or loss to be recognized if the partnership contribution were not eligible for tax-deferred treatment.

Stockholders should consult their own tax advisors about any tax liability resulting from the deemed receipt of the Company’s assets in exchange of Shares and assumption of the Company’s liabilities and the tax consequences of the deemed liquidation of the Company and deemed contribution to the Partnership more generally. Further, non-U.S. and tax-exempt Shareholders should consult their own tax advisors regarding the consequences of investing directly in a partnership, including the potential for unrelated business taxable income attributable to the assumption of the Company’s liabilities and the nature of the income generated by the Company’s activities on a prospective basis.

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Anticipated Timeline

If this proposal is approved by Stockholders, the withdrawal will become effective upon receipt by the SEC of our Form N-54C filing. The final decision to file the Form N-54C and withdraw from regulation as a BDC will be made by the Board of Directors following the approval of our Stockholders based on such factors deemed appropriate by the Board of Directors, including whether the Company has taken the steps necessary to be taxed as a partnership for U.S. federal income tax purposes following the withdrawal of its election to be regulated as a BDC and the timing of the conversion to a Delaware limited partnership, as discussed further in Proposal 2.

After the Form N-54C is filed with the SEC, we will no longer be subject to the regulatory provisions of the 1940 Act and the Exchange Act applicable to BDCs.

Required Vote

Under the 1940 Act, approval of the withdrawal of our election to be regulated as a BDC requires an affirmative vote of a majority of all of the Company’s outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities, as defined in the 1940 Act, means the vote of (i) 67% or more of the Shares present at the Special Meeting, if the holders of 50% or more of our outstanding Shares are present or represented by proxy or (ii) more than 50% of our outstanding Shares, whichever is less. Abstentions will be considered a vote against this proposal.

Our 1940 Act Status After Withdrawal of BDC Election

A company that meets the definition of an “investment company” under the 1940 Act, in the absence of an exception or exemption from the definition, must either register with the SEC as an investment company or elect BDC status. The Company filed an election to be regulated as a BDC under the 1940 Act given long-term goals to enable it to fall within an exception from the definition of an “investment company” under the 1940 Act. However, the Company’s initial expectation turned out not to be the case. In this regard, as of the date of this proxy statement, the Company falls within the exception from the definition of an “investment company” provided under Section 3(c)(1) as an issuer whose outstanding securities are owned by fewer than 100 investors, all of whom, at the time of acquisition of such securities, are accredited investors and which does not presently propose to make a public offering of its securities. The Company would be required to monitor its continued compliance with the exception provided under Section 3(c)(1) of the 1940 Act.

Recommendation of the Board of Directors

The Board recommends that each STOCKHOLDER vote “FOR” the proposal to authorize the Company to withdraw its election to be regulated as a BDC.

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PROPOSAL 2: Approval to Authorize the Board to CONVERT THE COMPANY FROM A MARYLAND CORPORATION TO A DELAWARE LIMITED PARTNERSHIP

Background

The Company was incorporated as a Maryland corporation on June 21, 2021. Should Stockholders approve the conversion, the Company proposes to convert from a Maryland corporation to a Delaware limited partnership (the “Conversion”) in accordance with the terms of the Plan of Conversion.

At a meeting held on November 10, 2025, the Board approved the Conversion and the Company’s organizational documents under Delaware law, including a Certificate of Limited Partnership, in substantially the form which is attached as Exhibit C to the Plan of Conversion, and a Limited Partnership Agreement (“LPA”), in substantially the form which is attached as Exhibit D to the Plan of Conversion.

Pursuant to the Plan of Conversion, including the Articles of Conversion in substantially the form that is attached as Exhibit A to the Plan of Conversion, at the Effective Date of the Conversion, each issued and outstanding share of common stock of the Company will automatically convert into a limited partner interest (“Interest”) of the Delaware limited partnership.

Each Stockholder will receive an Interest with an initial Partnership Interest equal to the percentage of the total outstanding Shares held by such Stockholder immediately prior to the Conversion. Each Stockholder’s Capital Commitment to the Partnership will equal the capital commitment such Stockholder made to the Company in connection with its original subscription for Shares.

In connection with receiving Interests, each Stockholder will be admitted as a limited partner of the Partnership upon such Stockholder’s execution of a Supplemental Terms Agreement which also serves as execution of a counterpart signature page to the LPA.

For a further discussion of the consequences of ceasing to be a Maryland corporation and operating as a Delaware limited partnership, please see “Risks Associated with the Conversion from a Maryland Corporation to a Delaware Limited Partnership” below.

Board Considerations with respect to the Conversion from a Maryland Corporation to a Delaware Limited Partnership

A limited partnership form is the more traditional organizational structure for private funds. The limited partnership form creates potentially lower general and administrative costs as a result of the Conversion, permits the Company to be operated with pass-through taxation, and to operate more flexibly than a corporation. The limited partnership form also creates the potential for enhancing the Company’s alignment with the sponsor and future general partner of the Company. The Board believes these factors support the Conversion to a limited partnership form upon the Company’s withdrawal of BDC status.

Delaware is known for its sophisticated business courts and a well-established body of legal precedent governing business entities generally and investment companies specifically, which might be relied upon for interpretation of the relevant statutes. The Board believes that the comprehensive body of law in Delaware may reduce legal uncertainty and risk. Maryland case law is not as developed as Delaware law with respect to limited partnerships in particular. The Board believes that investors, counterparties, regulators, and other parties recognize Delaware law as the predominant limited partnership form and are familiar with its structure. Redomiciling to Delaware could result in substantial efficiencies both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar environment.

Risks Associated with the Conversion from a Maryland Corporation to a Delaware Limited Partnership

In connection with the conversion to a limited partnership, the rights of Stockholders will change, as described in more detail below. As limited partners, Stockholders will lose certain rights as a result of the Conversion, including the right to elect the directors of the Company. The reputation of the Company and the market for the Company’s Shares may be adversely affected by the Conversion. The Conversion may not be completed in a timely basis or at all. Any delay in completing the Conversion may reduce the benefits expected to be obtained from the Conversion. Failure to complete the Conversion could negatively impact the Company’s future business or financial results. The Company may incur substantial transaction costs in connection with effectuating the Conversion, and certain costs relating to the Conversion will be payable by us regardless of whether the Conversion is completed. The Company’s general partner will be an affiliate of our current investment adviser, and the limited partnership agreement will govern the Company’s relationship with its general partner. The Company would be governed by the general partner and will no longer be governed by a Board that includes our independent directors.

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Comparison of Stockholder Rights

Following the approval of the Conversion, the Company will be a Delaware limited partnership and the rights of its Stockholders, Directors and officers will be governed by the LPA, in substantially the form which is attached as Exhibit D to the Plan of Conversion, and the Delaware Revised Uniform Limited Partnership Act (“DRULPA”). Currently, the Company is organized as a Maryland corporation, and the rights of its Stockholders, Directors and officers are governed by the Maryland General Corporation Law (“MGCL”) and the Company’s existing certificate of incorporation (the “Charter”) and existing bylaws (together with the Charter, the “Existing Organizational Documents”). Copies of the Existing Organizational Documents are available on the SEC’s website at http://www.sec.gov.

The following is a summary of the similarities and differences between the rights of the Company’s Stockholders under the Existing Organizational Documents, under the LPA and under the MGCL and DRULPA. It is not intended to be complete and is qualified in its entirety by reference to the LPA, the Existing Organizational Documents and applicable law, including the DRULPA, the MGCL and the 1940 Act. Certain capitalized terms used in the “Following Conversion” column below have the meanings ascribed to such terms in the LPA.

	Current	Following Conversion
Capital Structure

The Company’s authorized stock consists of 1,00,000,000 shares of common stock, par value $0.001 per share.

The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

The Partnership will have no authorized share capital. Instead, each Stockholder will receive a limited partner Interest in the Partnership upon the Conversion.

Each Limited Partner’s initial Partnership Interest will equal the percentage of Shares such Stockholder held immediately prior to the Conversion. Each Limited Partner’s Capital Commitment will equal the capital commitment such Stockholder originally made in subscribing for Shares.

The Partnership may not admit new Limited Partners after the Conversion Date except as expressly permitted under the LPA.

Annual Meetings	Required to hold an annual meeting of Stockholders.	Limited partnerships are not required to hold annual meetings, and the Partnership will not hold annual meetings of Limited Partners unless required by the LPA or applicable law.
Special Meetings	Special meetings of Stockholders may be called for any purpose(s), unless otherwise prescribed by statute or the Charter by the chairman of the Board, the president, the Board, or the secretary upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Limited Partners have no right to call meetings. The General Partner may, but is not required to, call meetings of Limited Partners at its discretion. No Limited Partner has authority to require a meeting of the Partnership.

Trustee Action by Written Consent	The Board or a committee may take action without a meeting if all members of the Board or of the committee, as applicable, consent thereto in writing or by electronic transmission.	There is no board or committee structure. The General Partner manages the Partnership and may act without consent of Limited Partners except where the LPA expressly requires Limited Partner approval.

13

	Current	Following Conversion
Quorum	The holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class), present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute or by the Charter.	The LPA does not require Limited Partner meetings and contains no quorum requirements. Any matter requiring Limited Partner approval under the LPA may be approved by the Limited Partners holding the requisite percentage of Interests, without reference to meeting attendance.
Stockholder Voting Standard

Subject to any requirements of law or the Existing Organizational Documents, in matters other than the election of Directors, Stockholders may approve a proposal by a majority of votes cast. Directors shall be elected by a plurality of votes cast by stockholders present in person or by proxy.

Each share of capital stock is entitled to one vote on all matters submitted to a vote of Stockholders, including the election of Directors.

There is no cumulative voting in the election of Directors.

Limited Partners do not elect directors and generally do not vote on Partnership matters.

Limited Partners vote only on matters expressly requiring their approval under Section 14.1 of the LPA (primarily certain amendments to the LPA or removal of the General Partner where required by law).

Voting power, where applicable, is based on Partnership Interests, not shares.

Stockholder Action by Written Consent	Any action required or permitted to be taken at any annual or special meeting of the Stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the Stockholders.

Limited Partners may act by written consent only in connection with matters that require Limited Partner approval under the LPA.

The General Partner may act without any Limited Partner consent, written or otherwise, except where the LPA requires Limited Partner approval.

Notice	Notice of each meeting of Stockholders is required to be given not less than ten (10) nor more than ninety (90) days before the date of the meeting.

The LPA does not require regular meetings and contains no notice requirements for annual or special meetings.

If a meeting is called by the General Partner, notice will be given as the General Partner determines appropriate.

Liability of Stockholders	Stockholders generally do not have personal liability for the Company’s obligations.	Limited Partners generally have no personal liability for Partnership obligations beyond their Capital Accounts and Capital Commitments, as provided in the LPA and Delaware law.
Dividends and Distributions

Distributions may be paid to Stockholders if, as and when authorized by the Board and declared by the Company out of funds legally available therefrom.

Such distributions may be payable in cash, property or stock of the Company.

The Partnership will not pay “dividends.” Instead, the General Partner may make distributions of cash or property to Limited Partners at such times and in such amounts as the General Partner determines.

Distributions are generally made pro rata in accordance with Partnership Interests, subject to reserves and withholding, as provided in Article VII of the LPA.

14

	Current	Following Conversion
Liability of Officer and Directors	To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

The Partnership has no directors or corporate officers.

Under Article IX of the LPA, the General Partner, the Investment Manager, and their respective affiliates and personnel are exculpated from liability to the fullest extent permitted by Delaware law, except in cases of fraud, gross negligence, willful misconduct, or other specified misconduct.

Indemnification	The Company, to the full extent permitted by Maryland law in effect from time to time, shall indemnify (a) any present or former Director or officer or (b) any individual who, while a Director or officer and at the request of the Company, served as a Director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise.

Under Article IX of the LPA, the Partnership will indemnify the General Partner, the Investment Manager, their affiliates, and their personnel to the fullest extent permitted by Delaware law, except in cases of fraud, gross negligence, willful misconduct, or other specified misconduct.

Limited Partners may be required to indemnify the Partnership in certain transfer or tax-related situations.

Amendments to Organizational Documents	The Charter may generally be amended with the approval of a majority of the Board of Directors and without any action by the Stockholders. Certain extraordinary Charter amendments require the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter. The By-Laws may be amended by the Board without stockholder approval.

The General Partner may amend the LPA without Limited Partner consent, except for amendments expressly requiring Limited Partner approval under Section 14.1 of the LPA (e.g., adverse changes to Limited Partner rights).

No Limited Partner has unilateral amendment rights.

Inspection Rights	A stockholder that is otherwise eligible under applicable law to inspect the Company’s books of account, stock ledger, or other specified documents shall have no right to make such inspection if the Board of Directors, in its sole discretion, determines that such stockholder has an improper purpose for requesting such inspection.

The LPA does not provide Limited Partners with inspection rights comparable to corporate stockholder rights.

The General Partner has discretion to provide information it deems appropriate under Article IV and XIV of the LPA.

Merger, Consolidation, Incorporation and Dissolution	The affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter shall be necessary to effect any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Company that the MGCL requires be approved by the stockholders of the Corporation, the liquidation or dissolution of the Company and any amendment to the Charter to effect any such liquidation or dissolution.

The General Partner has authority to merge, consolidate, restructure, convert, continue, or dissolve the Partnership without Limited Partner approval, except to the extent Limited Partner approval is required by Delaware law or Section 14.1 of the LPA.

Limited Partners do not vote on dissolution unless required by law.

15

Current	Following Conversion
Declassification of the Board	The MGCL provides that an amendment to a corporation’s charter is effective upon the approval of a majority of the board of directors and a majority of outstanding capital stock.	Not applicable; the Partnership has no board of directors or classification structure.
Derivative Actions

The By-Laws provide that any derivative action or proceeding brought on behalf of the Company be brought in the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Northern Division, if the Baltimore Circuit Court does not have jurisdiction.

The MGCL provides that in any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Limited Partners may bring derivative actions only as permitted under Delaware limited partnership law.

The LPA does not create a special venue provision; Delaware law governs derivative suits concerning a Delaware limited partnership.

Assent to Agreement	The Charter and Bylaws are silent with respect to Stockholders’ express assent to, and agreement to be bound by, the terms of the Charter or Bylaws.	Each Limited Partner will expressly agree to be bound by the LPA by executing a Supplemental Terms Agreement, which also serves as execution of a counterpart signature page to the LPA, as a condition to being admitted to the Partnership.
Exclusive Jurisdiction	Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for: (a) any Internal Corporate Claim, as such term is defined in the MGCL; (b) any derivative action or proceeding brought on behalf of the Corporation, other than actions arising under federal securities laws; (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation; (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or these Bylaws; or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

The LPA designates Delaware law as governing.

The LPA does not include an exclusive forum provision, so disputes relating to the Partnership will be governed by applicable Delaware law and adjudicated in a court of competent jurisdiction, typically Delaware courts.

16

	Current	Following Conversion
Control Share Provision	Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the MGCL, shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Not applicable. Delaware limited partnerships have no control share statute and Interests are not voting securities in the corporate sense.

Transfers of Interests are governed solely by Article XII of the LPA and require General Partner consent.

Anticipated Timeline

The final decision to file Articles of Conversion with the State of Maryland and a Certificate of Conversion to Limited Partnership and Certificate of Limited Partnership with the State of Delaware and to effect the Conversion will be made by the Board of Directors following the approval of the Plan of Conversion by our Stockholders, based on such factors deemed appropriate by the Board of Directors.

After the Articles of Conversion, Certificate of Conversion to Limited Partnership and Certificate of Limited Partnership are filed, the Company will be effective as a Delaware limited partnership.

Required Vote

Under Section 7.2 of the Company’s charter, the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter is required to effect any conversion of the Company that the MGCL requires be approved by the stockholders of the Company.

Recommendation of the Board of Directors

The Board recommends that each STOCKHOLDER vote “FOR” the proposal to authorize the board to convert the Company from a maryland corporation to a delaware limited partnership.

17

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Special Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the Proposals at the Special Meeting, then either the presiding officer of the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, upon request by writing to us or by calling us at (212) 970-1400. Please direct your written request to Adam Bensley, Chief Compliance Officer and Secretary, c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Annual Report, Proxy Statement, proxy card or Notice of Annual Meeting may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (212) 970-1400. Please direct your written requests to Adam Bensley, Chief Compliance Officer and Secretary, c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019.

SUBMISSION OF STOCKHOLDER PROPOSALS

In order for a Stockholder proposal to be considered for inclusion in our proxy statement for the Special Meeting, the written proposal must be received by the Company a reasonable time prior to the date that proxy materials are mailed to Stockholders. Such proposal will also need to comply with the SEC regulations regarding the inclusion of Stockholder proposals in our proxy materials, including SEC Rule 14a-8, or the provisions of our bylaws, as applicable.

You are cordially invited to attend this Special Meeting in person. Whether or not you plan to attend the Special Meeting, you are requested to vote in accordance with the voting instructions on the proxy card.

By Order of the Board of Directors,

/s/ ADAM BENSLEY

Adam Bensley

Secretary

New York, New York

December [●], 2025

18

APPENDIX A

Plan of Conversion

19

{00491803.DOCX; 5} PLAN OF CONVERSION FOR REDWOOD ENHANCED INCOME CORP. 1. This Plan of Conversion (this “Plan of Conversion”) of Redwood Enhanced Income Corp., a Maryland corporation (the “Existing Entity”) shall be adopted (i) by the Board of Directors of the Existing Entity, both by affirmative vote of a majority of the Directors and by affirmative vote of at least two-thirds of the Continuing Directors, as defined in Section 7.2(b) of Article VII of the Articles of Incorporation, as amended, of the Existing Entity (the “Articles”) and (ii) by affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast on such adoption. By the Board of Directors and the stockholders of the Existing Entity adopting this Plan of Conversion as aforesaid, including approving the Articles of Conversion attached to this Plan of Conversion as Exhibit A, Existing Entity shall have complied with the requirements for conversion of a Maryland corporation into an other business entity, as set forth at Title 3, Subtitle 9 of the Corporations and Associations Article of the Maryland Code (the “Maryland Corporations Statute”), specifically Sections 901, 902 and 903 thereof, and shall have complied with the requirements for approval of the conversion described in this Plan of Conversion (the “Conversion”) in accordance with Section 7.2 of Article VII of the Articles, and Section 2- 104(b)(v) of Title 3, Subtitle 2 of the Corporations and Associations Article of the Maryland Code. 2. The resulting entity into which the Existing Entity will be converting in the Conversion is Redwood Enhanced Income Fund, LP, a Delaware limited partnership (the “Resulting Entity”). 3. On the effective date of the Conversion (the “Effective Date”), all of the shares of common stock of the Existing Entity (“Shares”) will be converted into limited partner interests of limited partners of the Resulting Entity (each such interest, an “Interest” as defined in the limited partnership agreement of the Resulting Entity, which limited partnership agreement will be in substantially the form attached to this Plan of Conversion as Exhibit D (the “Limited Partnership Agreement”)). The Interest received by each holder of Shares (each a “Shareholder”) will have an initial “Partnership Interest”, as defined in the Limited Partnership Agreement, equal to the percentage of the total number of Shares of the Existing Entity represented by the Shares that are held by such Shareholder. For example, a Shareholder that holds five percent (5%) of the Shares of the Existing Entity will receive a Partnership Interest equal to five percent (5%). Each Shareholder will have a capital commitment to the Resulting Entity equal to the capital commitment made by such Shareholder to the Existing Entity in connection with such Shareholder’s original subscription for shares of common stock of the Existing Entity. In connection with each Shareholder’s receipt of an Interest, such Shareholder will be admitted to the Resulting Entity as a limited partner upon such Shareholder’s execution of a Supplemental Terms Agreement which also serves as execution of a counterpart signature page to the Limited Partnership Agreement. Additional terms of the Interests are set forth in the Limited Partnership Agreement. No shares of capital stock of the Existing Entity will not be so converted. 4. The officers of Existing Entity will file, or cause to be filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”), the Articles of Conversion in substantially the form attached hereto as Exhibit A and all other documents required by the SDAT. 5. The general partner of the Resulting Entity, as set forth in the Certificate of Limited Partnership and the Limited Partnership Agreement, which is Redwood Enhanced Income Partners, LLC, a Delaware limited liability company (the “General Partner”) will file, or cause to be filed, with the Delaware Secretary of State, (i) the Certificate of Conversion to a Delaware Limited Partnership

{00491803.DOCX; 5} 2 substantially the form attached hereto as Exhibit B, and (ii) the Certificate of Limited Partnership substantially the form attached hereto as Exhibit C, and all other documents required by the Delaware Secretary of State. 6. The General Partner shall take, or cause to be taken, all such actions as are necessary to cause each Shareholder to execute and deliver to the General Partner and the Resulting Entity a certain Supplemental Terms Agreement, in such form as the General Partner shall determine, and to execute and deliver a signature page to the Limited Partnership Agreement, whereby each Shareholder, as an investor and limited partner in the Resulting Entity, will agree to certain terms required for investors in the Resulting Entity, and will be admitted as limited partners of the Resulting Entity, and will agree to be bound by the terms of the Limited Partnership Agreement. 7. The Conversion will be effective on [February 28, 2026] or on such other date as the Board of Directors of the Existing Entity shall determine is in the best interest of the Existing Entity and the Shareholders (“Effective Date”). 8. The effect of the Conversion is as provided under the Maryland Corporations Statute Section 3-904 and the Delaware Code Title 6 Section 17-217.

EXHIBIT A Articles of Conversion See attached.

1 ARTICLES OF CONVERSION (Under Title 3, Subtitle 9 of the Corporations and Associations Article of the Maryland Code) 1. Maryland Corporation Name and Date of Filing. The full legal name of the existing Maryland corporation which will be converting to an other entity is Redwood Enhanced Income Corp. (the “Existing Entity”). The date of filing with the State Department of Assessments and Taxation of the original articles of incorporation of the Existing Entity was June 21, 2021. 2. Other Entity Information. The name of the other entity to which the Existing Entity will be converted is Redwood Enhanced Income Fund, LP (the “Resulting Entity”). The Resulting Entity is organized under the laws of the State of Delaware. 3. Approval of Conversion. The conversion of the Existing Entity to the Resulting Entity has been approved in accordance with Section 3-902 of the Corporations and Associations Article of the Maryland Code. 4. Manner and Basis of Conversion of Shares. At the effective time of the conversion, all of the shares of common stock of the Existing Entity (“Shares”) will be converted into limited partner interests of limited partners of the Resulting Entity (each such interest, an “Interest” as defined in the limited partnership agreement of the Resulting Entity (the “Limited Partnership Agreement”)). The Interest received by each holder of Shares (each a “Shareholder”) will have an initial “Partnership Interest”, as defined in the Limited Partnership Agreement, equal to the percentage of the total number of Shares of the Existing Entity represented by the Shares that are held by such Shareholder. For example, a Shareholder that holds five percent (5%) of the Shares of the Existing Entity will receive a Partnership Interest equal to five percent (5%). Each Shareholder will have a capital commitment to the Resulting Entity equal to the capital commitment made by such Shareholder to the Existing Entity in connection with such Shareholder’s original subscription for shares of common stock of the Existing Entity. In connection with each Shareholder’s receipt of an Interest, such Shareholder will be admitted to the Resulting Entity as a limited partner upon such Shareholder’s execution of a Supplemental Terms Agreement which also serves as execution of a counterpart signature page to the Limited Partnership Agreement. Additional terms of the Interests are set forth in the Limited Partnership Agreement. No shares of capital stock of the Existing Entity will not be so converted. 5. Location of Principal Office of Resulting Entity and Resident Agent. The location of the principal office of the Resulting Entity in the place where it is organized is c/o Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, Delaware 109805. The Resulting Entity does not have a resident agent in the State of Maryland at this time, because it does not have operations in the State of Maryland at this time.

2 6. Effective Time. These Articles of Conversion shall become effective on [February 28, 2026], which date is not later than 30 days after these Articles of Conversion are accepted for record. IN WITNESS WHEREOF, the Existing Entity has caused these Articles of Conversion to be executed on this ___ day of ________, 2026. Redwood Enhanced Income Corp. By: ___________________________________ Name: Title:

{00491803.DOCX; 5} EXHIBIT B Certificate of Conversion See attached.

{00491803.DOCX; 5} CERTIFICATE OF CONVERSION TO LIMITED PARTNERSHIP (Pursuant to 6 Del. C. § 17-217(b)(1) and (c)) 1. The date on which and jurisdiction where the other entity was first incorporated: The other entity was incorporated in the State of Maryland on June 21, 2021. 2. The name and type of entity of the other entity immediately prior to the filing of this Certificate of Conversion to Limited Partnership: Redwood Enhanced Income Corp., a corporation. 3. The name of the limited partnership as set forth in its Certificate of Limited Partnership filed in accordance with 6 Del. C. § 17-217(b): Redwood Enhanced Income Fund, LP 4. The future effective date of the conversion to a limited partnership: [February 28, 2026] IN WITNESS WHEREOF, the undersigned authorized person executes this Certificate of Conversion to Limited Partnership on behalf of the other entity, Redwood Enhanced Income Corp., on this _____ day of ______________, 2026. Redwood Enhanced Income Corp. By: _________________________________ Name: Title:

{00491803.DOCX; 5} EXHIBIT C Certificate of Limited Partnership See attached.

{00491803.DOCX; 5} CERTIFICATE OF LIMITED PARTNERSHIP OF REDWOOD ENHANCED INCOME FUND, LP The undersigned, for the purpose of forming a limited partnership under the provisions and subject to the requirements of the Delaware Revised Uniform Limited Partnership Act (6 Del. C.§17-101 et seq.), hereby certifies that. 1. Name. The name of the limited partnership is Redwood Enhanced Income Fund, LP (the “Partnership”). 2. Registered Office and Registered Agent. The registered office of the Partnership in the State of Delaware is located at c/o Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, Delaware 109805. The name of the registered agent of the Partnership for service of process at such address is Vcorp Services, LLC. 3. Name and Mailing Address of General Partner. The name and mailing address of the general partner is Redwood Enhanced Income Partners, LLC, 250 West 55th Street, New York, New York 10019. 4. Effective Date. This Certificate of Limited Partnership shall become effective on [February 28, 2026]. IN WITNESS WHEREOF, the undersigned has caused this Certificate of Limited Partnership to be duly executed on this _____ day of _______________, 2026. GENERAL PARTNER: Redwood Enhanced Income Partners, LLC By: Name: Title:

{00491803.DOCX; 5} EXHIBIT D Limited Partnership Agreement See attached.

[February 28], 2026 Neither Redwood Enhanced Income Fund, LP (“Partnership”) nor the limited partner interests therein (“Interests”) have been or will be registered under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act of 1940, as amended, the securities laws of any of the States of the United States or the securities laws of any foreign jurisdiction. The delivery of this Limited Partnership Agreement (this “Agreement”) shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer, solicitation or sale of the Interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. The Interests are subject to restrictions on transferability and resale, may not be transferred or resold except as permitted under the Securities Act and applicable state or foreign securities laws pursuant to registration or exemption therefrom and may not be sold or otherwise transferred except in accordance with the requirements and conditions set forth in this Agreement. Limited Partnership Agreement of Redwood Enhanced Income Fund, LP A DELAWARE LIMITED PARTNERSHIP

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS	1
Section 1.1	Definitions	1
ARTICLE II	GENERAL PROVISIONS	7
Section 2.1	Partnership Name	7
Section 2.2	Cooperation	7
Section 2.3	Registered Agent in Delaware; Offices	7
Section 2.4	Purposes of the Partnership	7
Section 2.5	Liability of the Limited Partners Generally	8
Section 2.6	Term	8
Section 2.7	Fiscal Year	8
Section 2.8	Qualification in Other Jurisdictions	8
Section 2.9	Admission of Limited Partners	8
ARTICLE III	MANAGEMENT AND OPERATION OF THE PARTNERSHIP	8
Section 3.1	Management Generally; Authority of the General Partner	8
Section 3.2	Delegation of Duties; Engagement of Investment Manager	11
ARTICLE IV	FEES AND EXPENSES	12
Section 4.1	Expenses	12
Section 4.2	Management Fee	15
Section 4.3	Incentive Fees	15
Section 4.4	Incentive Fee Cap	16
ARTICLE V	INVESTMENTS AND INVESTMENT OPPORTUNITIES	16
Section 5.1	Investments	16
Section 5.2	Allocation of Investment Opportunities	17
Section 5.3	Borrowing	17
Section 5.5	Structuring of Partnership Investments	19
ARTICLE VI	CAPITAL COMMITMENTS AND CONTRIBUTIONS; DRAWDOWNS; DEFAULT	19
Section 6.1	Capital Contributions	19
Section 6.2	Drawdown Procedures	19
Section 6.3	Return of Unused Capital Contributions	20
Section 6.4	Exclusion	21
Section 6.5	Default by Limited Partners	21

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP

ARTICLE VII	DISTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS	22
Section 7.1	Distributions Generally	22
Section 7.2	Distributions	22
Section 7.3	Other General Principles of Distribution	23
Section 7.4	Loans	23
Section 7.5	Capital Accounts	23
Section 7.6	Determination and Allocations of Increases and Decreases in Net Asset Value	24
Section 7.7	Allocations for Tax Purposes; General Partner Discretion on Allocations; Withholding	24
ARTICLE VIII	BOOKS AND RECORDS; REPORTS; MEETINGS	25
Section 8.1	Books and Records; Reports	25
Section 8.2	Meetings of the Partnership	26
Section 8.3	Confidentiality	26
ARTICLE IX	EXCULPATION AND INDEMNIFICATION	28
Section 9.1	Exculpation and Indemnification	28
ARTICLE X	DURATION AND DISSOLUTION OF THE PARTNERSHIP	30
Section 10.1	Duration of the Partnership	30
Section 10.2	Dissolution	30
Section 10.3	Liquidation of Partnership	31
Section 10.4	Distribution Upon Dissolution of the Partnership	31
Section 10.5	Withdrawal of a Limited Partner; Termination of Capital Commitments	31
ARTICLE XI	TRANSFERABILITY OF THE GENERAL PARTNER'S INTEREST	32
Section 11.1	Transferability of the General Partner's Interest	32
ARTICLE XII	TRANSFERABILITY OF A LIMITED PARTNER'S INTEREST	33
Section 12.1	Restrictions on Transfer	33
Section 12.2	Expenses of Transfer; Indemnification	33
Section 12.3	Recognition of Transfer; Substituted Limited Partners	34
Section 12.4	Transfers During a Fiscal Year	35
Section 12.5	Securities Laws	35
ARTICLE XIII	CERTAIN REGULATORY AND TAX MATTERS	35
Section 13.1	Regulatory Matters	35
Section 13.2	ERISA Partners	36

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP

Section 13.3	Public Plan Partners	38
Section 13.4	Certain Tax Matters	39
ARTICLE XIV	MISCELLANEOUS	41
Section 14.1	Amendments to the Partnership Agreement	41
Section 14.2	Approvals	42
Section 14.3	Successors; Counterparts	43
Section 14.4	Governing Law; Venue; Severability	43
Section 14.5	Filings	44
Section 14.6	Power of Attorney	44
Section 14.7	Notices	45
Section 14.8	Entire Agreement	46
Section 14.9	No Third-Party Beneficiaries	46
Section 14.10	Headings	46

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 1 This Limited Partnership Agreement dated as of [February 28], 2026 of Redwood Enhanced Income Fund, LP, a limited partnership formed under the laws of the State of Delaware, is entered into by and among Redwood Enhanced Income Partners, LLC, a limited liability company formed under the laws of the State of Delaware, as general partner of the Partnership (in such capacity, together with any successor or additional general partners hereunder, the “General Partner”), and such persons and entities who become limited partners in accordance with the terms hereof (“Limited Partners”; and, together with the General Partner, shall collectively be referred to as the “Partners”). WHEREAS, the Partnership was originally formed as a Maryland corporation operating as a business development company with the name “Redwood Enhanced Income Corp.” (the “BDC”); WHEREAS, the BDC was converted to a limited partnership with the name “Redwood Enhanced Income Fund, LP” (the “Conversion”) upon the filing of the Certificate of Conversion and the Certificate with the Secretary of State of the State of Delaware (the “Delaware Secretary”) on [February 28], 2026 (the “Conversion Date”); WHEREAS, in connection with the Conversion, the shareholders of the BDC, by vote of the holders of the required percentage of shares, approved (i) the deregistration of the BDC as a business development company under the Investment Company Act, (ii) the termination of the BDC election to be treated as a regulated investment company for U.S. federal income tax purposes, and (iii) the Conversion pursuant to the terms of a certain Plan of Conversion; and WHEREAS, pursuant to the terms of a certain Supplemental Terms Agreement, the shareholders of the BDC that will become Limited Partners entitled to the rights of Limited Partners under this Agreement and bound by this Agreement are signatories to this Agreement. NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and the Limited Partners hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. Capitalized terms used herein have the following meanings: “Accounting Period” shall mean a period that (i) begins on the day immediately following the day on which the prior Accounting Period ends, except that the first Accounting Period shall begin on the day immediately following the Conversion Date and (ii) ends on the first to occur of (a) the last day of a Fiscal Quarter, (b) the day immediately preceding the day on which any Capital Contributions are accepted by the Partnership or (c) the day on which any withdrawals from the Partnership or distributions to Partners are effected. Each Accounting Period shall include the entire day on which it begins and the entire day on which it ends, it being understood that Capital Contributions shall be deemed to be the first event to occur on the relevant day, and withdrawals and distributions shall be deemed to be the last event to occur on the relevant day. “Administration Agreement” means that certain administration agreement by and between the Partnership and the Administrator, as may be amended from time to time. “Administrator” shall have the meaning set forth in Section 4.1(a). “Advisers Act” shall mean the U.S. Investment Advisers Act of 1940, as amended from time to time. “Affiliate” of any Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first mentioned Person,

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 2 and the term “Affiliated” has a correlative meaning. For purposes of this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through (i) the ownership of voting securities, by contract or otherwise or (ii) the employment of such Person. For the avoidance of doubt, the Portfolio Managers, the Investment Manager, and the General Partner shall be deemed to be Affiliates of one another. “Affiliated Funds” shall have the meaning set forth in Section 5.4(c). “Affiliated Partner” shall mean any Limited Partner that is an Affiliate or employee of an Investment Manager Affiliate. “Agreement” shall mean this Limited Partnership Agreement, as amended from time to time. “Authorized Representative” shall have the meaning set forth in Section 8.3(a). “BDC” shall have the meaning set forth in the recitals. “Business Day” shall mean any day, except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close. “Capital Account” shall have the meaning set forth in Section 7.5. “Capital Commitment” shall mean, with respect to any Partner, the dollar amount specified as such Partner’s capital commitment in connection with such Partner’s subscription(s) for Interests (as such amount may be adjusted pursuant to this Agreement), which amount shall be set forth on the books and records of the Partnership. For the avoidance of doubt, the capital commitment made in connection with an investor’s original subscription for shares of the BDC prior to the Conversion shall constitute such investor’s Capital Commitment hereunder. “Capital Commitment Percentage” shall mean, with respect to any Partner, the percentage derived by multiplying (i) a fraction, (A) the numerator of which is such Partner’s Capital Commitment and (B) the denominator of which is all Partners’ Capital Commitments, times (ii) 100. “Capital Contribution” shall mean, with respect to any Partner, a cash contribution made by such Partner pursuant to Article VI (for Partnership Investments or Partnership Expenses, including Management Fees). For the avoidance of doubt, Deemed Contributions on Conversion shall not be treated as Capital Contributions. “Capital Gains-Based Incentive Fee” shall have the meaning set forth in Section 4.3(b). “Cash Equivalents” shall mean short-term investments in money-market funds, bank accounts and other similar investments determined by the General Partner in good faith to be of high credit quality. “Certificate” shall mean the certificate of limited partnership of the Partnership. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time. “Conversion” shall have the meaning set forth in the recitals. “Conversion Date” shall have the meaning set forth in the recitals. “Cumulative Pre-Incentive Fee Net Investment Income” shall mean the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the date of the BDC’s election to become a business development company and (b) cumulative aggregate realized capital gains, cumulative aggregate

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 3 realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation, in each case, since the date of the BDC’s election to become a business development company. “decrease in Net Asset Value” shall have the meaning set forth in Section 7.6(a). “Deemed Contribution on Conversion” shall mean, with respect to any Partner, the Fair Value of the portion of the assets of the BDC attributable to such Partner that became assets of the Partnership upon Conversion, reduced by such Partner’s proportionate share of the liabilities of the Partnership at such time. “Default” shall mean the failure of a Limited Partner to make all or a portion of its required cash contributions on the applicable Drawdown Date or the failure of a Limited Partner to make other payments when due pursuant to this Agreement. “Defaulting Partner” shall mean, at any time, each Limited Partner who, at or prior to such time, has committed a Default that has become an Event of Default. “Delaware Act” shall mean the Delaware Revised Uniform Limited Partnership Act (as in effect on the date hereof and as amended from time to time). “Delaware Secretary” shall have the meaning set forth in the recitals. “Distributable Proceeds” shall have the meaning set forth in Section 7.2(a). “DOL” shall mean the U.S. Department of Labor, or any governmental agency that succeeds to the powers and functions thereof. “DOL Regulations” shall mean the regulations of the DOL included within 29 C.F.R. section 2510.3-101. “Drawdown” shall mean a drawdown by the Partnership of cash contributions from one or more Partners pursuant to a Drawdown Notice. “Drawdown Amount” shall mean the aggregate Capital Contributions to be made on any date by the Partners pursuant to Article VI. “Drawdown Date” shall have the meaning set forth in Section 6.2(b). “Drawdown Notices” shall have the meaning set forth in Section 6.2(a). “ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Partner” shall mean a Limited Partner that (a) is an employee benefit plan subject to the fiduciary responsibility provisions of part 4 of Title I of ERISA or a partnership, commingled account, fund or account which is subject to ERISA or Section 4975 of the Code and (b) indicates as such in writing to the General Partner on or before the closing at which such Limited Partner is admitted to the Partnership. “Event of Default” shall mean any Default that shall not have been (a) cured by the Limited Partner who committed such Default within ten (10) calendar days after receiving written notice of such Default from the General Partner, or (b) waived by the General Partner on such terms as determined by the General Partner in its sole discretion. “Expense Cap” shall have the meaning set forth in Section 4.1(b).

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 4 “Fair Value” shall mean the fair value determined in accordance with the valuation policies and procedures maintained by the Investment Manager; provided that the General Partner shall notify the Limited Partners within a reasonable period of time of any changes to such valuation policies that would have a material effect on the value attributable to the Partnership’s assets. “FATCA” shall mean, collectively, Sections 1471 through 1474 of the Code, Treasury Regulations and other official published IRS guidance thereunder, and any applicable intergovernmental agreements between the United States and the government of any other jurisdiction relating to such Code Sections, Treasury Regulations and official published guidance. “Fiscal Quarter” shall mean each three (3)-month period ending on the last day of March, June, September and December; provided that the last Fiscal Quarter shall end on the date of termination of the Partnership; provided further that if the Fiscal Year shall change in accordance with the terms of Section 2.7, “Fiscal Quarter” shall be deemed to refer to such periods of time as are commonly associated with such Fiscal Year. “Fiscal Year” shall have the meaning set forth in Section 2.7. “GAAP” shall mean United States generally accepted accounting principles. “General Partner” shall have the meaning set forth in the preamble. “Hurdle Rate” shall have the meaning set forth in Section 4.3(a). “Incentive Fee Cap” shall have the meaning set forth in Section 4.4. “Incentive Fees” shall mean, together, the Income-Based Incentive Fee and the Capital Gains-Based Incentive Fee. “Income-Based Incentive Fee” shall have the meaning set forth in Section 4.3(a). “increase in Net Asset Value” shall have the meaning set forth in Section 7.6(a). “Indemnified Party” shall have the meaning set forth in Section 9.1(a). “Initial Closing Date” shall mean April 1, 2022. “Interest” shall mean the limited partner interest of a Limited Partner in the Partnership. “Investment Company Act” shall mean the U.S. Investment Company Act of 1940, as amended from time to time. “Investment Management Agreement” shall mean the Investment Management Agreement by and between the Partnership and the Investment Manager, as may be amended and/or restated from time to time. “Investment Manager” shall mean Redwood Capital Management, LLC, a limited liability company formed under the laws of the State of Delaware, which is an Affiliate of the General Partner, acting in its capacity as investment manager of the Partnership, and any successor or additional investment managers as may be appointed by the Partnership from time to time. “Investment Manager Affiliate” means the General Partner, the Investment Manager, the Portfolio Managers or any of their respective managers, members, shareholders, directors, officers, partners,

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 5 employees, agents and/or Affiliates. “IRS” shall mean the U.S. Internal Revenue Service. “Limited Partner” shall have the meaning set forth in the preamble. “Liquidator” shall have the meaning set forth in Section 10.3. “Majority (or other specified percentage) in Interest” shall mean Limited Partners (other than Defaulting Partners and Affiliated Partners) representing at least a majority (or other specified percentage) of the aggregate Capital Commitment Percentages of the Limited Partners (other than Defaulting Partners and Affiliated Partners), without regard to the number of such Limited Partners holding such Capital Commitment Percentages. “Management Fee” shall have the meaning set forth in Section 4.2. “Material Adverse Effect” shall mean: (a) a violation of a statute, rule or regulation of a U.S. federal or state or non-U.S. governmental authority applicable to a Partner, that is reasonably likely to have a material adverse effect on (i) a Partnership Investment or any Affiliate thereof, (ii) the Partnership, the General Partner, the Investment Manager or any of their respective Affiliates or (iii) any Partner; (b) an occurrence that is reasonably likely to subject (i) a Partnership Investment or any Affiliate thereof, (ii) the Partnership, the General Partner, the Investment Manager or any of their respective Affiliates or (iii) any Partner, to any material regulatory requirement to which it would not otherwise be subject, or that is reasonably likely to materially increase any such regulatory requirement, beyond what it would otherwise have been (including, without limitation, any requirement to register under the Investment Company Act); (c) an occurrence that is reasonably likely to result in any financial instruments or other assets owned by the Partnership being deemed to be “plan assets” under ERISA or that is reasonably likely to result in a “prohibited transaction” under ERISA; or (d) any other occurrence that is reasonably likely to have a material adverse effect on (i) any current or prospective Partnership Investment or any Affiliate thereof, (ii) the Partnership, the General Partner, the Investment Manager or any other Investment Manager Affiliate or (iii) any Partner, including, for the avoidance of doubt and without limitation, a Partner’s non-compliance with FATCA. “Net Asset Value” shall mean, as of any date of calculation, the Fair Value of all of the Partnership’s assets as of such date, reduced by the amount of the Partnership’s liabilities as of such date. Determinations and calculations of and relating to Net Asset Value shall be made by the Investment Manager in its sole discretion in accordance with this Agreement. “Non-Defaulting Partner” shall mean, at any time, each Partner that is not a Defaulting Partner. “Non-Plan Party” shall have the meaning set forth in Section 13.2(a)(ii). “Participating Partner” shall mean, with respect to any Partnership Investment, each Partner from whose Capital Contribution the Partnership derived (directly or indirectly as a result of the reinvestment of proceeds of the disposition of any assets attributable to such Partners) any portion of the invested capital

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 6 with respect to such Partnership Investment. “Partners” shall mean the General Partner and the Limited Partners. “Partnership” shall mean, collectively, the partnership governed by this Agreement. “Partnership Expenses” shall have the meaning set forth in Section 4.1(a). “Partnership Interest” shall mean, as of any date of calculation and with respect to any Partner, the quotient, expressed as a percentage, of (i) the Fair Value of such Partner’s Capital Account as of such date, divided by (ii) the sum of the Fair Values of all Capital Accounts as of such date. As of any date of calculation, the sum of all Partners’ Partnership Interests shall equal one hundred percent (100%). “Partnership Investment” (depending on the context) shall mean: (i) an investment by the Partnership, or (ii) a Person in which a debt, equity or other investment is made by the Partnership (other than cash or Cash Equivalents). “Partnership Representative” shall have the meaning set forth in Section 13.4(a). “Person” shall mean any individual, partnership, corporation, limited liability company, governmental authority, trust or other entity. “Portfolio Managers” shall mean Ruben Kliksberg and Sean Sauler. “Pre-Incentive Fee Net Investment Income” shall mean interest income, distribution income, and any other income accrued during a Fiscal Quarter, minus the Partnership Expenses for such Fiscal Quarter (including the Management Fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facility and, but excluding the Income-Based Incentive Fee). “Pre-Incentive Fee Net Investment Income” shall include, in the case of investments with a deferred interest feature (such as OID, PIK interest and zero coupon securities), accrued income that the Partnership has not yet received in cash, and shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Proceeding” shall mean any legal action, suit or proceeding by or before any court, arbitrator, governmental body or other agency. “Proceeds” shall mean, with respect to any Partnership Investment, the cash proceeds received by the Partnership (x) from any sale, exchange or other disposition of such Partnership Investment, or (y) in respect of any dividends, interest or other distributions in connection with a Partnership Investment, in each case, less any expenses incurred by the Partnership in connection with such receipt. “Public Plan Partner” shall mean a Limited Partner that (a) is a governmental plan or a church plan within the meaning of Sections 3(32) and 3(33), respectively, of ERISA or a plan maintained outside of the United States primarily for the benefit of Persons substantially all of whom are non-resident aliens in accordance with Section 4(b)(4) of ERISA and (b) indicates as such in writing to the General Partner on or before the closing at which such Limited Partner is admitted to the Partnership and is so identified on the books and records of the Partnership. “SEC” shall mean the U.S. Securities and Exchange Commission. “Special Attorney” shall have the meaning set forth in Section 14.6(a). “Specified Expenses” shall have the meaning set forth in Section 4.1(b).

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 7 “Substituted Limited Partner” shall have the meaning set forth in Section 12.2. “Supplemental Terms Agreements” shall mean the Supplemental Terms Agreements entered into by the Limited Partners in connection with the Conversion and their acquisitions of the Interests. “Transfers” shall have the meaning set forth in Section 11.1(a). “Treasury Regulations” shall mean the regulations of the U.S. Treasury Department issued pursuant to the Code. “Undrawn Capital Commitment” shall mean, with respect to any Partner at any time, the sum of (i) such Partner’s Capital Commitment, minus (ii) such Partner’s aggregate Capital Contributions made prior to such time (for Partnership Investments or Partnership Expenses, including Management Fees), plus (iii) the aggregate amount (excluding amounts representing interest) of any unused Capital Contributions returned to such Partner as contemplated by Section 6.3, plus (iv) the aggregate amount of any distributions to such Partner that represent a return to such Partner of Capital Contributions previously made with respect to a Partnership Investment, if such amount corresponds to the proceeds of a financing incurred by the Partnership (or any Affiliate) with respect to such Partnership Investment after such Capital Contributions were made, in each case, taking into account analogous terms with respect to such Partner’s capital commitment and contributions made, and distributions to such Partner, as a shareholder of the BDC. “Weighted Average Net Asset Value” shall mean, with respect to any Capital Account, the average of such Capital Account’s balance on the first day of a Fiscal Quarter and the last day of such Fiscal Quarter. ARTICLE II GENERAL PROVISIONS Section 2.1 Partnership Name. The name of the Partnership is “Redwood Enhanced Income Fund, LP”, which, subject to the Delaware Act, may be changed by the General Partner at any time in its absolute discretion without the consent of the Limited Partners. Section 2.2 Cooperation. The Limited Partners shall promptly cooperate in good faith with the General Partner and provide the General Partner with any information necessary for the General Partner to undertake all of its obligations in this Agreement as the General Partner may request; provided that in doing so the Limited Partners shall not be deemed to take part in the conduct of the business of the Partnership. Section 2.3 Registered Agent in Delaware; Offices. (a) The name and address of the Partnership’s registered agent in Delaware is, and the Partnership shall maintain an office in Delaware at, Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, Delaware 109805, or such other registered office and/or registered agent as the General Partner shall in its absolute discretion designate from time to time. (b) The business address of the Partnership shall be at such location as the General Partner may in its absolute discretion designate from time to time. Section 2.4 Purposes of the Partnership. The purposes of the Partnership are (a) to identify potential Partnership Investments, (b) to acquire, hold, and dispose of Partnership Investments, (c) pending utilization or disbursement of funds, to invest such funds in accordance with the terms of this Agreement, and (d) to do everything necessary or

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 8 desirable for the accomplishment of the above purposes or the furtherance of any of the powers herein set forth and to do every other act and thing incident thereto or connected therewith, including, without limitation, the matters contemplated by Section 3.1(b). Section 2.5 Liability of the Limited Partners Generally. Except as expressly provided in this Agreement and the Delaware Act, no Limited Partner (or former Limited Partner) shall be obligated to make any contribution of capital to the Partnership or have any liability for the debts and obligations of the Partnership. Section 2.6 Term. The term of the Partnership commenced upon the filing of the Partnership’s Certificate with the Delaware Secretary and shall continue indefinitely; provided, however, that the Partnership shall be dissolved upon the occurrence of any one of the events set forth in, and in accordance with the terms of, Article X. Section 2.7 Fiscal Year. The fiscal year of the Partnership for financial statement and federal income tax purposes (“Fiscal Year”) shall end on December 31st of each year; provided that the General Partner shall have the authority to change the ending date of the Fiscal Year in its sole discretion; provided further that the General Partner shall promptly give notice of any such change to the Limited Partners; provided further that any ending date adopted for any Fiscal Year is permissible under Section 706 of the Code. Section 2.8 Qualification in Other Jurisdictions. The General Partner shall cause the Partnership to be qualified, formed, reformed or registered, under assumed or fictitious name statutes or similar laws or otherwise, in any jurisdiction in which the Partnership owns property or transacts business as the General Partner may deem appropriate in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own such property or transact such business. The General Partner shall execute, file and publish all such certificates, notices, statements or other instruments as it may deem appropriate to maintain the limited liability of the Limited Partners or to permit the Partnership to conduct business as a limited partnership in all jurisdictions where the Partnership elects to do business or is treated as doing business. Section 2.9 Admission of Limited Partners. On the Conversion Date, each Person whose subscription for Interests has been accepted by the General Partner on behalf of the Partnership shall, upon execution and delivery of this Agreement or a counterpart hereof and a Supplemental Terms Agreement or a counterpart thereof, be admitted as a Limited Partner and shall be shown as such on the books and records of the Partnership. No Limited Partners shall be admitted after the Conversion Date. ARTICLE III MANAGEMENT AND OPERATION OF THE PARTNERSHIP Section 3.1 Management Generally; Authority of the General Partner. (a) The management, control and operation of the Partnership shall be vested exclusively in the General Partner. Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the General Partner as set forth herein. The Limited Partners shall have no part in the management, control or operation of the Partnership or the conduct of its business and shall have no authority or right to act on behalf of the Partnership in connection with any matter. The Limited Partners shall not have voting

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 9 rights with respect to any Partnership matters hereunder or under the Delaware Act, other than the right to vote on amendments to this Agreement pursuant to Section 14.1 and on other matters specifically set forth in this Agreement. (b) The General Partner shall have the power on behalf and in the name of the Partnership to carry out any and all of the objects and purposes of the Partnership and to perform all acts which it may, in its sole discretion, deem necessary or desirable, including (without limitation) the power to: (i) identify investment opportunities for the Partnership; (ii) acquire, hold, manage, vote, own, sell, transfer, convey, assign, exchange, finance, pledge or otherwise dispose of any financial instruments and any other assets held by the Partnership; (iii) open, maintain and close bank, brokerage and custodian accounts and draw checks or other orders for the payment of monies or the transfer of financial instruments and other assets, exchange U.S. dollars or other currencies held by the Partnership, and invest such funds as are temporarily not otherwise required for Partnership purposes in Cash Equivalents; (iv) enter into, and take any action under, any contract, agreement or other instrument as the General Partner shall determine to be necessary or desirable to further the purposes of the Partnership, including, without limitation, contracts or agreements with any Limited Partner or prospective Limited Partner; (v) bring and defend actions and proceedings at law or in equity, or in arbitration, before any governmental, administrative or other regulatory agency, body or commission, or any arbiter; (vi) waive or reduce, in whole or in part, any limitation or restriction imposed on Capital Commitments, withdrawals of capital, any fee, any allocation to the General Partner, including, without limitation, any requirement imposed on a Limited Partner by this Agreement, regardless of whether such limitation, restriction, withdrawal provision, fee, allocation or other requirement of this Agreement, or the waiver or reduction thereof, operates for the benefit of the Partnership, the General Partner, the Investment Manager, any other Investment Manager Affiliate or Affiliated Partner, consultants to any such Persons, family members of such Persons or fewer than all the Limited Partners; (vii) employ and dismiss from employment any and all employees, attorneys, accountants, administrators, consultants, appraisers or custodians of the assets of the Partnership or a Person in which the Partnership makes a Partnership Investment, or other Persons, on such terms and for such compensation as the General Partner may determine, whether or not such Person may be employed by or affiliated with any Partner, and authorize any such employee or other Person (who may or may not be designated as an officer) to act for and on behalf of the Partnership;

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 10 (viii) make all elections, investigations, evaluations and decisions, binding the Partnership thereby, that may in the sole discretion of the General Partner be appropriate for the acquisition, management or disposition of investments by the Partnership; (ix) to the extent permitted by applicable law, enter into and perform any transaction in which the General Partner or any Affiliate of the General Partner purchases property from, sells property to, provides services to, or otherwise deals with the Partnership, any Limited Partner, any Partnership Investment, any other Person in which a Partnership Investment has been or is proposed to be made, or any Affiliate of any such Persons, including entering into and amending and restating the Investment Management Agreement; (x) subject to Section 5.3, obtain financing, borrow money, issue guarantees, enter into forward and futures contracts (relating to securities, currencies or other assets), and hedge Partnership Investments and currencies; (xi) incur expenses and other obligations on behalf of the Partnership in accordance with this Agreement, and, to the extent that funds of the Partnership are available for such purpose, pay all such expenses and obligations; (xii) establish reserves in accordance with this Agreement or under the Delaware Act for contingencies and for any other Partnership purpose; (xiii) prepare and file all necessary returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Partnership, and withhold amounts with respect thereto from funds otherwise distributable to any Partner; (xiv) engage an auditor (if any) and determine the accounting methods and conventions (which in any event shall be permitted by GAAP) to be used in the preparation of any accounting or financial records of the Partnership; (xv) form and structure Partnership Investments through investment vehicles; (xvi) establish separate series and/or classes of Interests (including those with different investment programs and asset pools) with such rights and privileges as the General Partner shall determine, and to amend this Agreement in connection therewith to reflect such multi-series and/or multi-class structure; (xvii) acquire and enter into any contract of insurance that the General Partner deems necessary or appropriate for the protection of the Partnership and any Indemnified Party or for any purpose convenient or beneficial to the Partnership; (xviii) require a provision in any Partnership contract that the General

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 11 Partner shall not have any personal liability therefor, but that the Person or entity contracting with the Partnership is to look solely to the Partnership and its assets for satisfaction of any debts owed or claims asserted; (xix) value the assets and liabilities of the Partnership; (xx) prepare (or cause to be prepared), execute, acknowledge and/or deliver any and all instruments to effectuate the business of the Partnership, including, but not limited to, annual reports, a copy of which shall be delivered to each Partner, as provided in Section 8.1(e); (xxi) create a liquidating fund entity (e.g., a liquidating trust or similar vehicle), and to transfer all or a portion of the Partnership’s assets to such entity for any reason, including an orderly liquidation of any illiquid Partnership assets; (xxii) to cause the Partnership to make or revoke any of the elections referred to in Section 754 of the Code or any similar provision enacted in lieu thereof; (xxiii) to designate any eligible person (including itself) as the “partnership representative” of the Partnership within the meaning of Section 6223 of the Code; (xxiv) convert the Partnership from its current structure or otherwise restructure the Partnership, and amend this Agreement pursuant thereto to reflect the same; (xxv) file for, obtain, implement, and/or comply with, a tax ruling on behalf and in the name of the Partnership; and (xxvi) act for and on behalf of the Partnership in all matters incidental to the foregoing or incidental to carrying out the objects and purposes of the Partnership. Section 3.2 Delegation of Duties; Engagement of Investment Manager. (a) The General Partner may delegate to any Person or Persons all or any of the powers, rights, privileges, duties and discretion vested in it in this Article III, and such delegation may be made upon such terms and conditions as the General Partner shall determine; provided that no such delegation shall modify the obligations or liabilities of the General Partner as general partner of the Partnership under the Delaware Act and under this Agreement. (b) Without limiting the generality of the foregoing and notwithstanding any other provision of this Agreement, the General Partner is hereby authorized on behalf and in the name of the Partnership to execute and deliver the Investment Management Agreement, and the Partnership is hereby authorized to execute, deliver and perform each of its obligations thereunder, in each case, without the approval of any Limited Partner. Pursuant to the Investment Management Agreement, the Investment Manager shall act as discretionary investment advisor with respect to the Partnership’s assets and

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 12 shall perform other investment management functions for the General Partner on behalf of the Partnership. The Investment Manager shall be entitled to receive the Management Fee from the Partnership, reimbursement of out-of-pocket expenses directly related to its services as such, and any other right or benefit granted to it under the Investment Management Agreement, and shall be further entitled to indemnification as provided in Article IX. ARTICLE IV FEES AND EXPENSES Section 4.1 Expenses. (a) The Partnership shall be responsible for all Partnership Expenses. As used herein, the term “Partnership Expenses” includes all direct or indirect costs and expenses of its operations and transactions and other expenses and liabilities of the Partnership, and expenses and liabilities otherwise incurred by the General Partner or the Investment Manager in connection with this Agreement or the Investment Management Agreement, including, without limitation, the following: (i) all Management Fees and Incentive Fees; (ii) costs of calculating the Partnership’s Fair Value, including the cost of any third-party valuation services and software; (iii) costs of effecting sales and repurchases of Interests; (iv) fees payable to third parties relating to, or associated with, making Partnership Investments, including fees and expenses associated with performing due diligence and reviews of prospective Partnership Investments or complementary businesses, whether or not the investment is consummated; (v) expenses incurred by the Investment Manager in performing due diligence and reviews of investments; (vi) research expenses incurred by the Investment Manager (including subscription fees and other costs and expenses related to Bloomberg Professional Services); (vii) amounts incurred by the Investment Manager in connection with or incidental to acquiring or licensing software and obtaining research; (viii) expenses related to leverage, if any, incurred to finance the Partnership's investments, including rating agency fees, interest, preferred stock dividends, obtaining lines of credit, loan commitments and letters of credit for the account of the Partnership and its related entities; (ix) transfer agent and custodial fees and expenses; (x) bank service fees;

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 13 (xi) federal and state registration fees and any stock exchange listing fees; (xii) fees and expenses associated with independent audits and outside legal costs; (xiii) federal, state, local and foreign taxes (including real estate, stamp or other transfer taxes), including costs in connection with any tax audit, investigation or review, or any settlement thereof; (xiv) costs of compliance with FATCA and/or any foreign account reporting regimes and certain regulations and other administrative guidance thereunder, including the Common Reporting Standard issued by the Organisation for Economic Cooperation and Development, or similar legislation, regulations or guidance enacted in any other jurisdiction, which seeks to implement tax reporting and/or withholding tax regimes as well as any intergovernmental agreements and other laws of other jurisdictions with similar effect; (xv) brokerage fees and commissions; (xvi) fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums; (xvii) the costs of any reports or other notices to the Limited Partners, including printing costs; (xviii) costs of holding Limited Partner meetings; (xix) litigation, indemnification and other non-recurring or extraordinary expenses; (xx) any governmental inquiry, investigation or proceeding to which the Partnership and/or an investment is a related party or is otherwise involved, including judgments, fines, other awards and settlements paid in connection therewith; (xxi) other direct costs and expenses of administration and operation, such as printing, mailing, and long distance telephone; (xxii) costs associated with the Partnership's reporting and compliance obligations under applicable federal and state securities laws (including reporting under Sections 13 and 16 under the Securities Exchange Act of 1934, as amended, and anti-money laundering compliance); (xxiii) dues, fees and charges of any trade association of which the Partnership is a member; (xxiv) costs associated with the formation, management, governance, operation, restructuring, maintenance (including any amendments to

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 14 constituent documents), winding up, dissolution or liquidation of entities; (xxv) fees, costs and expenses incurred in connection with or incidental to co-investments or joint ventures (whether or not consummated) that are not borne by co-investors or joint venture partners; and (xxvi) all other expenses incurred by either the Partnership’s administrator (“Administrator”) or the Partnership in connection with administering the Partnership's business, including payments under the Administration Agreement that shall be based upon the Partnership's allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the fees of the sub-administrator, rent, technology systems (including subscription fees and other costs and expenses related to Bloomberg Professional Services and the Investment Manager's third-party Order Management System), and insurance. (b) Notwithstanding the foregoing, Specified Expenses borne by the Partnership shall not exceed 0.25% per annum of the greater of (i) the Partnership's aggregate Capital Commitments, without reduction for Capital Contributions or Capital Commitments no longer available to be called by the Partnership and (ii) the Partnership's Net Asset Value, in each case, as calculated at the end of a Fiscal Year (“Expense Cap”). “Specified Expenses” shall refer to the following expenses incurred by the Partnership in its ordinary course of business: (i) third-party fund administration and fund accounting; (ii) printing and mailing expenses; (iii) professional fees, consisting of legal, compliance, tax and audit fees; (iv) treasury and compliance function expenses; (iv) research expenses relating to Bloomberg, expert network services, and investment research subscriptions; (v) premiums for director and officer and errors and omissions insurance; and (vi) valuation of Partnership investments. For the avoidance of doubt, Specified Expenses shall not include any other expenses of the Partnership incurred in connection with its operations, including, but not limited to, (i) any advisory fees payable by the Partnership under an effective advisory agreement, (ii) investment expenses (such as fees and expenses of outside legal counsel or third-party consultants, due diligence-related fees and other costs, expenses and liabilities with respect to consummated and unconsummated investments), (iii) taxes paid, (iv) interest expenses and fees on borrowing, (v) fees incurred in connection with the establishment of borrowing or other leverage arrangements, (vi) brokerage commissions, expenses related to litigation and potential litigation, (vii) Management Fees and Incentive Fees, and (viii) extraordinary expenses not incurred in the ordinary course of the Partnership's business. (c) To the extent that Specified Expenses exceed the Expense Cap in any Fiscal Year, the Investment Manager shall promptly waive fees or reimburse the Partnership for expenses necessary to eliminate such excess. (d) The General Partner and the Investment Manager shall be reimbursed by the Partnership for any Partnership Expenses properly incurred. (e) The General Partner shall have discretion to pay Partnership Expenses from

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 15 Capital Contributions, Proceeds received in respect of any Partnership Investment, or any other funds or other assets of the Partnership determined by the General Partner to be available for such purpose. (f) Partnership Expenses shall be allocated among all Partners on a pro rata basis in accordance with their respective Partnership Interest; provided that (i) Management Fees shall be allocated among Limited Partners as contemplated by Section 4.2, and (ii) the General Partner in its sole discretion may allocate these or any other Partnership Expenses differently if and to the extent that such expenses are, in the reasonable discretion of the General Partner, solely or disproportionately attributable to one or more particular Partners or category of Partners. (g) Any expenses paid by the General Partner shall not be accounted for as contributions to or income of the Partnership and shall not affect the Capital Account or Undrawn Capital Commitment of the General Partner or any Limited Partner hereunder. Section 4.2 Management Fee. Pursuant to the Investment Management Agreement, the Partnership shall pay to the Investment Manager a management fee (“Management Fee”) for its services. The Management Fee with respect to each Limited Partner shall be calculated at a quarterly rate of 0.125% (0.5% annually) of such Limited Partner’s Capital Account’s Weighted Average Net Asset Value for the applicable Fiscal Quarter. The Management Fee shall be payable quarterly in arrears. The Investment Manager may, in its sole discretion, reduce or eliminate the Management Fees charged to Affiliated Partners, or consultants to or family members of such Persons, or any other Limited Partners. Section 4.3 Incentive Fees. (a) Pursuant to the Investment Management Agreement, the Partnership shall also pay the Investment Manager an income-based incentive fee (“Income-Based Incentive Fee”), quarterly in arrears, equal to fifteen percent (15%) of Pre-Incentive Fee Net Investment Income for the immediately preceding Fiscal Quarter, to the extent that such Pre-Incentive Fee Net Investment Income exceeds a one and one-half percent (1.50%) quarterly (6.00% annualized) hurdle rate (“Hurdle Rate”), subject to a “catch-up” feature. The operation of the Income-Based Incentive Fee with respect to Pre-Incentive Fee Net Investment Income is as follows: (1) No Income-Based Incentive Fee in any Fiscal Quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) One hundred percent (100%) of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than the percentage at which amounts payable to the Investment Manager pursuant to the Income-Based Incentive Fee equal fifteen percent (15%) of the Partnership's Pre-Incentive Fee Net Investment Income as if a Hurdle Rate did not apply. This portion of the Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 1.76%) is referred to as the “catch-up”, which is

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 16 intended to provide the Investment Manager with an Income-Based Incentive Fee equal to fifteen percent (15%) of the Partnership's Pre-Incentive Fee Net Investment Income as if a Hurdle Rate did not apply; and (3) Fifteen percent (15%) of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.76% in any Fiscal Quarter (7.04% annualized). These calculations shall be prorated for any period of less than a full Fiscal Quarter. (b) The Investment Manager shall also be paid an incentive fee (“Capital Gains-Based Incentive Fee”), as determined and payable in arrears as of the end of each Fiscal Year (or, upon termination of the Investment Management Agreement, as of the termination date), equal to fifteen percent (15%) of the Partnership's realized capital gains, if any, on a cumulative basis from the date of the BDC’s election to become a business development company through the end of each Fiscal Year, computed net of all realized capital losses and unrealized capital depreciation (on a cumulative basis), less the aggregate amount of any previously paid Capital Gains-Based Incentive Fees. (c) The Investment Manager may, in its sole discretion, reduce or eliminate the Incentive Fees charged to Affiliated Partners, or consultants to or family members of such Persons, or any other Limited Partners. Section 4.4 Incentive Fee Cap. Notwithstanding anything to the contrary, no Incentive Fee shall be paid to the Investment Manager to the extent that, after such payment, the cumulative Incentive Fees paid to date (including by the BDC prior to the Conversion) would be greater than fifteen percent (15%) of the Partnership's Cumulative Pre-Incentive Fee Net Income since the date of the BDC’s election to become a business development company (and accounting for any reduction in Incentive Fees paid pursuant to Section 4.3(c)) (“Incentive Fee Cap”). If, for any relevant period, the Incentive Fee Cap calculation results in the Partnership paying less than the amount of the Incentive Fees as calculated above, then the difference between (a) such amount and (b) the Incentive Fee Cap shall not be paid by the Partnership, and shall not be received by the Investment Manager, either at the end of such relevant period or at the end of any future period. ARTICLE V INVESTMENTS AND INVESTMENT OPPORTUNITIES Section 5.1 Investments. (a) The assets of the Partnership shall, to the extent not required for the payment of Partnership Expenses (as determined by the General Partner in its sole discretion), be invested in such Partnership Investments as the General Partner shall determine in its sole discretion. The General Partner may invest or maintain any or all cash held by the Partnership in Cash Equivalents. The General Partner shall primarily seek to make Partnership Investments in fixed income investments, primarily in the senior layers of the capital structure of leveraged companies and consisting of loans and bonds, sourced either through direct investments, the syndicated market or through trading in the

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 17 secondary market. In connection with any debt investments, the Partnership may also receive equity interests, such as options, warrants or other instruments as additional consideration. In furtherance of the foregoing, the Partnership may engage in any lawful act or activity for which limited partnerships may be formed under the Delaware Act, and any and all activities necessary or incidental thereto. (b) The assets may include indirect ownership in any or all of the foregoing asset types through ownership or partial ownership of one or more entities which own or control such assets. Section 5.2 Allocation of Investment Opportunities. The General Partner or the Investment Manager may at times determine that certain investment opportunities will be suitable for acquisition by the Partnership and by other accounts managed by such entities, possibly including their own accounts or accounts of an Affiliate (including the accounts of the Partnership and Affiliated Funds). If that occurs, and the General Partner or the Investment Manager is not able to acquire the desired aggregate amount of such investment opportunities for the benefit of the Partnership and such other accounts on terms and conditions which it deems advisable, it shall (subject to applicable law) endeavor to allocate in good faith the limited amount of such assets acquired among the various accounts for which it considers such opportunities to be suitable. The General Partner or the Investment Manager, as the case may be, may make such allocations among the accounts in any manner which it considers to be fair under the circumstances, including, but not limited to, allocations based on relative account sizes, the degree of risk involved in the opportunity presented, and the extent to which such opportunity is consistent with the investment policies and strategies of the various accounts involved. Section 5.3 Borrowing. (a) The General Partner is authorized to borrow funds or obtain financing for the purpose of facilitating one or more Partnership Investments, funding all or a portion of the Partnership’s cost of Partnership Investments or paying Partnership Expenses, or for other cash management purposes, on such terms as it, in its sole discretion, shall determine to be appropriate, which financing may be evidenced by a credit agreement or other obligation of the Partnership or the General Partner, on behalf of the Partnership. Any financing or other transaction contemplated pursuant to this Section 5.3(a) may be obtained from any source selected by, and upon terms satisfactory to, the General Partner in its sole discretion. (b) In connection with any financing or other transaction contemplated by this Section 5.3, the General Partner shall have the right, at its option, to pledge any or all of the assets of the Partnership, including the Partners’ Undrawn Capital Commitments, as security for any financing or other transaction incurred on behalf of the Partnership. (c) Each Limited Partner shall cooperate reasonably with the General Partner in connection with any financing or other transaction contemplated by this Section 5.3. Without limitation of the foregoing, at the request of the General Partner, each Limited Partner shall provide potential lenders with documentation confirming such Limited Partner’s Undrawn Capital Commitment. It is understood and agreed that (x) a lender’s recourse against any Limited Partner with respect to any financing shall be strictly limited to

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 18 such Limited Partner’s Undrawn Capital Commitment; and (y) no Limited Partner shall be required to pledge its Interests (or grant any security interest in any other asset of such Limited Partner) as security for any financing incurred by the Partnership pursuant to this Section 5.3. Section 5.4 Certain Other Activities. (a) Except as expressly prohibited herein, each of the General Partner, the Investment Manager, the Portfolio Managers and their respective Affiliates may engage and hold interests in other business ventures of every kind and description for its own account, including, without limitation, other investment entities similar to the Partnership, whether or not such business ventures are in direct or indirect competition with the Partnership, and whether or not the Partnership or any of the Partners also has an interest therein, without having to account to the Partnership or any Partner for any profits or other benefits derived therefrom and without incurring any obligation to offer any interest in any such activity to the Partnership or any Partner. (b) None of the General Partner, the Investment Manager, the Portfolio Managers or any Investment Manager Affiliates are required to manage the Partnership as their sole and exclusive function. Each Investment Manager Affiliate may engage in other business activities, including competing ventures and/or other unrelated employment, and is only required to devote such time to the Partnership as it deems necessary to accomplish the purposes of the Partnership. In addition to managing the Partnership and Partnership Investments, each Investment Manager Affiliate, including, without limitation, the General Partner, the Investment Manager, and the Portfolio Managers provides, or may provide in the future, investment management and other services to other parties, and manages or may manage in the future, other accounts and/or has established, or may establish in the future, other private investment funds (both domestic and offshore) (such accounts and funds, collectively, “Affiliated Funds”), including those that may employ an investment program and strategy similar to that of the Partnership. The Investment Manager reserves the right, in its sole discretion, to allocate Partnership funds toward an investment in the aforementioned Affiliated Funds, and/or other investment funds, entities, or accounts for which it serves as the investment manager. The Partnership may also co-invest along with any Affiliated Fund or any Investment Manager Affiliate in any investment opportunity or portfolio company. None of the General Partner, the Investment Manager, the Portfolio Managers or the Investment Manager Affiliates are under any obligation to allow the Partnership to participate in investment opportunities that they make available to their other clients or Affiliated Funds or to allocate any such opportunities to the Partnership or to make the Investment Manager or General Partner aware of such opportunities. (c) The Investment Manager Affiliates have the right to provide services or products to, and receive compensation from, the Partnership or Partnership Investments, Affiliated Funds or the investments of such Affiliated Funds and such Investment Manager Affiliates may engage in transactions in investments similar or related to those in which the Partnership invests. Investment Manager Affiliates may also lend funds to the Partnership, Partnership Investments, Affiliated Funds or the investments of Affiliated Funds, or otherwise engage in transactions with the Partnership, Partnership Investments, Affiliated Funds or the investments of Affiliated Funds. The price

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 19 or fees charged in connection with any such dealings shall be agreed to by the General Partner. Section 5.5 Structuring of Partnership Investments. The Partners agree that the General Partner shall (i) make all determinations with respect to structuring Partnership Investments in its good faith discretion, (ii) not be obligated to structure any Partnership Investment in order to address the individual objectives or considerations of any Partner or group of Partners, and (iii) have no obligation to structure any Partnership Investment by using any investment vehicle other than the Partnership. ARTICLE VI CAPITAL COMMITMENTS AND CONTRIBUTIONS; DRAWDOWNS; DEFAULT Section 6.1 Capital Contributions. (a) Each Partner hereby agrees to make Capital Contributions to the Partnership from time to time as set forth herein. Except as otherwise expressly set forth herein, no Partner shall be required to make any Capital Contribution to the Partnership to the extent that, at the time such Capital Contribution is to be made, such Capital Contribution exceeds such Partner’s then Undrawn Capital Commitment (it being understood that the portion of the amount contributed by a Limited Partner representing interest pursuant to Section 6.5(a) shall not be considered Capital Contributions and therefore shall not reduce a Partner’s Undrawn Capital Commitment). (b) After the Conversion Date, if a Drawdown Notice is delivered to Limited Partners, the related Capital Contributions may be used or reserved only for (i) Partnership Expenses (including Management Fees, amounts due or that may become due under any financing or similar obligations, and indemnity obligations), (ii) Partnership Investments or obligations (including guarantees) of the Partnership in connection with any transaction for which there existed a binding written agreement prior to the Conversion Date, and (iii) follow-on investments in existing portfolio companies or in related or complementary businesses, in each case, as determined by the General Partner to be appropriate and necessary to preserve, protect or enhance the value of the Partnership’s current investments, in an aggregate amount of up to twenty percent (20%) of the Partnership’s aggregate Capital Commitments. The General Partner shall keep written records of any such determinations. (c) At such time that any Capital Contributions are accepted by the Partnership, the Partnership Interests shall be adjusted and reallocated based upon the Capital Accounts of the respective Partners. Section 6.2 Drawdown Procedures. (a) Each Limited Partner shall, except as otherwise expressly provided herein, make Capital Contributions to the Partnership in such amounts and at such times as the General Partner shall specify in notices (“Drawdown Notices”) delivered (including by electronic mail) from time to time to such Limited Partner. All Capital Contributions shall be paid to the Partnership in immediately available funds in United States dollars by 2:00 p.m. (U.S. Eastern Standard Time) on the date specified in the applicable Drawdown Notice.

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 20 (b) Each Drawdown Notice shall specify the Drawdown Amount, the required Capital Contribution to be made by such Limited Partner, the date (“Drawdown Date”) on which such Capital Contribution is due, and the wire instructions for the account of the Partnership to which such Capital Contribution should be paid. Drawdown Notices with respect to a Limited Partner’s required Capital Contributions shall be sent at least five (5) Business Days prior to the applicable Drawdown Date. (c) In connection with any such Drawdown, each Partner shall be required to make a Capital Contribution equal to the product of (x) such Partner’s Capital Commitment Percentage times (y) the Drawdown Amount specified in the applicable Drawdown Notice (as such amount may be adjusted by the General Partner to reflect any anticipated exclusion of any Limited Partner pursuant to Section 6.4 or Default); provided that in connection with any Drawdown to fund Partnership Expenses (including Management Fees), each Limited Partner shall fund its allocable portion of such amount determined in accordance with Section 4.1(f). (d) If in connection with the making of any Partnership Investment or the payment of any Partnership Expense in respect of which a Drawdown Notice has been delivered, the General Partner shall determine, in its sole discretion, that it is necessary to increase the required Capital Contribution to be made by Limited Partners in connection therewith, the General Partner may deliver an additional Drawdown Notice to each Limited Partner amending the original Drawdown Notice and specifying the reason for such increase. The Drawdown Date with respect to such incremental amount shall be the later of (x) the Drawdown Date specified in the original Drawdown Notice and (y) five (5) Business Days from and including the date of delivery of the additional Drawdown Notice. (e) Notwithstanding anything in this Agreement to the contrary, each Limited Partner acknowledges and agrees that the General Partner may make a single Drawdown of all (or periodic Drawdowns of significant portions) of Undrawn Capital Commitments, rather than making Drawdowns on an as-needed basis prior to the Partnership’s funding of each Partnership Investment or Partnership Expense. Such Capital Contributions shall be held for application to Partnership Investments and Partnership Expenses, as determined by the General Partner in accordance with the terms hereof. Other than as set forth in Article VII, no Limited Partner shall be entitled to any interest or compensation by reason of its Capital Contributions or by reason of serving as a Limited Partner. No Limited Partner shall be required to lend any funds to the Partnership. Section 6.3 Return of Unused Capital Contributions. As determined by the General Partner, the Partnership may return all or any portion of funds contributed to the Partnership but not used or reserved to make a Partnership Investment or pay Partnership Expenses (including Management Fees), to the Partners in the same proportions that such funds were contributed by the Partners. The Undrawn Capital Commitment of each Partner shall be increased by amounts returned pursuant to this Section 6.3 (not exceeding the amount of the related Capital Contribution).

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 21 Section 6.4 Exclusion. (a) Any Limited Partner may, in the sole discretion of the General Partner, be excluded from participating in all or a portion of any Partnership Investment by the General Partner if the General Partner determines that such Limited Partner’s participation in all or a portion thereof could (i) prevent the Partnership from being able to consummate such Partnership Investment, (ii) otherwise result in a material increase in the risk or difficulty to the Partnership of consummating such Partnership Investment, or (iii) have a Material Adverse Effect. Any such exclusion by the General Partner shall be made by notice from the General Partner to the Limited Partner no later than five (5) Business Days after the date of delivery of the applicable Drawdown Notice to the Limited Partners participating therein (or such later time as the General Partner shall in its sole discretion determine). (b) The General Partner shall not be liable to any Limited Partner for permitting or requiring or failing to permit or require a Limited Partner to be excluded from participating in all or a portion of any Partnership Investment pursuant to this Section 6.4, unless the action of the General Partner constituted gross negligence or willful misconduct on the part of the General Partner, as determined by a final non-appealable decision by a court or government body of competent jurisdiction, (c) The exclusion of any Limited Partner from participation in all or a portion of a Partnership Investment shall not reduce such Limited Partner’s Undrawn Capital Commitment or otherwise affect such Limited Partner’s obligation to make other Capital Contributions. Section 6.5 Default by Limited Partners. (a) Each Limited Partner agrees that payment of its obligations under this Agreement when due is of the essence, that any Default by any Limited Partner would cause injury to the other Limited Partners and that the amount of damages caused by any such injury would be extremely difficult to calculate. Accordingly, each Limited Partner agrees that (x) upon any Default by a Limited Partner, the General Partner may, in its sole discretion, withhold any amount otherwise distributable to such Limited Partner and apply such amount to the discharge of amounts due from such Limited Partner, and (y) upon each and every Event of Default by a Limited Partner, the General Partner may, in its sole discretion, take any, some or all of the following actions: (i) the Capital Account of such Defaulting Partner shall be reduced by an amount (determined by and in the sole discretion of the General Partner) up to and including one-third (1/3) of such Defaulting Partner’s Capital Account on the date of such Event of Default, and the amount of such reduction shall, to the fullest extent practicable, be added to the Capital Accounts of the other Limited Partners (other than any other Defaulting Partner) either (x) pro rata in accordance with their respective Capital Commitments or (y) on any other equitable basis that the General Partner determines in its reasonable discretion is necessary or desirable in light of regulatory or other legal considerations;

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 22 (ii) such Defaulting Partner shall not have allocated to its Capital Account nor receive any distributions with respect to any gains arising after such Event of Default, and any such gains shall be, in the sole discretion of the General Partner, (1) credited to the Capital Accounts of the other Limited Partners as provided in Section 6.5(a)(i) or (2) applied to the discharge of amounts due from such Limited Partner (including any interest owed pursuant to the first paragraph of Section 6.5(a) above); and (iii) the General Partner may reduce or cancel the Capital Commitment of such Defaulting Partner on such terms as the General Partner determines in its sole discretion (which may include leaving such Defaulting Partner obligated to make Capital Contributions with respect to Partnership Expenses, including Management Fees). (b) A Defaulting Partner shall not participate in any vote, consent or approval of the Limited Partners. Accordingly, in determining whether, in respect of any matter requiring the vote, consent or approval of the Limited Partners, the requisite vote, consent or approval has been satisfied, the Capital Contributions, Undrawn Capital Commitments or Capital Commitments of the Defaulting Partners shall be excluded. (c) Notwithstanding any Event of Default, the General Partner may, in its sole discretion, release any Limited Partner from the consequences of an Event of Default or its obligation to make Capital Contributions or to pay certain other amounts pursuant to this Agreement to the extent and on such terms as the General Partner may determine in its sole discretion. (d) The rights and remedies referred to in this Section 6.5 shall be in addition to, and not in limitation of, any other rights available to the Partners under this Agreement or at law or in equity. An Event of Default by any Limited Partner in respect of any Capital Contribution or otherwise shall not relieve any other Limited Partner of its obligation to make Capital Contributions to the Partnership. ARTICLE VII DISTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS Section 7.1 Distributions Generally. (a) Subject to the provisions of Section 6.5 and Article X, distributions shall be made in accordance with this Article VII. (b) Proceeds of Partnership Investments shall be distributed in accordance with Section 7.2 at such times as the General Partner determines in its sole discretion that it is appropriate, in light of the operations of the Partnership, to do so. Section 7.2 Distributions. (a) Proceeds from any Partnership Investment, however structured, that the General Partner determines to distribute (“Distributable Proceeds”) shall be apportioned among all Partners pro rata in accordance with their respective

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 23 Partnership Interest, but after taking into account any items that should be specially allocated to individual Partners under Article IV, and distributed to the Partners on a quarterly basis. (b) The General Partner may, in its sole discretion, determine to hold back and use all or any portion of Proceeds that otherwise would be distributable to a Partner pursuant to Section 7.2(a) to (x) pay all or a portion of any Capital Contribution that would otherwise be required to be made by such Partner, (y) discharge Partnership Expenses or other obligations properly incurred in accordance with this Agreement, or (z) use for a follow-on investment. Section 7.3 Other General Principles of Distribution. (a) Distributions may take the form of cash or, in the General Partner’s sole discretion, Cash Equivalents or both. (b) Notwithstanding anything else contained in this Agreement, the General Partner may, in its sole discretion, withhold from any distribution of cash to any Partner pursuant to this Agreement (i) any amounts due from such Partner to the Partnership or to the General Partner pursuant to this Agreement to the extent not otherwise paid (including, without limitation, any amount due to a Default), and (ii) any amounts required to pay, or to reimburse (on a net after-tax basis) the Partnership and other Partners for the payment of, any taxes and related expenses that the General Partner in good faith determines to be properly attributable to such Partner (including, without limitation, withholding taxes and interest, penalties, additions to tax and expenses set forth in Section 9.1(g) incurred in respect thereof). Any amounts so withheld pursuant to this Section 7.3(b) shall be applied by the General Partner to discharge the obligation in respect of which such amounts were withheld. (c) Notwithstanding anything else in this Agreement, all amounts withheld by the General Partner pursuant to Section 7.3(b) shall be treated as if such amounts were realized and recognized by the Partnership and distributed to such Limited Partner and shall not constitute Partnership Expenses for any purposes under this Agreement. (d) Appropriate reserves may be created and accrued in order to maintain the Partnership in a sound financial and cash position and for actual or contingent liabilities (including Partnership Expenses), as well as required tax withholdings, in such amounts as the General Partner deems necessary or appropriate. The General Partner may increase or reduce any such reserve from time to time by such amounts as the General Partner deems necessary or appropriate. (e) Notwithstanding anything in this Agreement to the contrary, the Partnership shall not make any distributions except to the extent permitted under the Delaware Act. Section 7.4 Loans. Except as specifically provided in this Agreement, no Partner shall be permitted to borrow on any portion of its Capital Account. Section 7.5 Capital Accounts. A Partner’s “Capital Account” as of a particular date shall consist of the following:

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 24 (a) an amount equal to the Partner’s Deemed Contribution on Conversion; (b) the increases, if any, to such account by reason of Capital Contributions; (c) the decreases, if any, to such account by reason of withdrawals and distributions from such Capital Account; and (d) the increases or decreases, if any, to such Capital Account in accordance with the provisions of Sections 7.6 and 7.7. Section 7.6 Determination and Allocations of Increases and Decreases in Net Asset Value. (a) At the end of each Accounting Period, a calculation shall be made to determine the increase or decrease in Net Asset Value of the Partnership during such Accounting Period. The term “increase in Net Asset Value” shall be the excess of (i) the Net Asset Value at the end of any Accounting Period over (ii) the Net Asset Value as of the end of the immediately preceding Accounting Period, after adjusting for Capital Contributions, distributions, and withdrawals. The term “decrease in Net Asset Value” shall be the amount by which the Net Asset Value at the end of the Accounting Period is less than the Net Asset Value of the end of the immediately preceding Accounting Period, after making the adjustments specified above. (b) Any net increase or decrease in Net Asset Value during any Accounting Period shall be allocated as of the end of such Accounting Period to the Capital Account of each Partner in the proportion which such Partner’s Capital Account bore to the sum of the Capital Accounts of all the Partners as of the beginning of such Accounting Period. (c) Notwithstanding the allocation provisions set forth above, if the Partnership has a material item of income or loss in any fiscal period which relates to a matter or transaction occurring during a prior period, the item of income or loss may, at the sole discretion of the General Partner, be shared among the Partners (including persons who ceased to be Partners) in accordance with each such Partner’s Partnership Interest during the prior period. Section 7.7 Allocations for Tax Purposes; General Partner Discretion on Allocations; Withholding. (a) Income, gains, losses and deductions of the Partnership for each Fiscal Year, as calculated for tax purposes, shall accrue to, and be borne by, the Partners in proportion to their sharing of net increases or decreases in Net Asset Value, the allocations of various types of taxable income and losses likewise being as nearly as possible proportionate. (b) All allocations under this Section 7.7 shall be made pursuant to the principles of Section 704 of the Code and the Treasury Regulations thereunder. (c) All matters concerning the allocation of items of income, expense, deduction, gain and loss among the Partners (including the taxes thereon) and accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the General Partner in its sole discretion. The General Partner is expressly permitted to use the aggregate method of apportioning taxable gain and loss under Treasury Regulation Section 1.704-

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 25 3(e). The General Partner is expressly authorized to make special allocations to the Partners of such gains or income as shall be necessary to satisfy the “qualified income offset” requirements of Treasury Regulation Section 1.704- 1(b)(2)(ii)(d). The General Partner’s determination of the foregoing matters shall be final and conclusive as to all parties. (d) Any taxes, fees or other charges that the Partnership is required to withhold under applicable law with respect to any Partner shall be withheld by the Partnership (and paid to the appropriate government authority) and shall be treated for all purposes of this Agreement as having been distributed to such Partner as of the time such amounts are required to be withheld. ARTICLE VIII BOOKS AND RECORDS; REPORTS; MEETINGS Section 8.1 Books and Records; Reports. (a) The General Partner shall keep or cause to be kept at an office of the General Partner full and accurate books and records of the Partnership. Subject to the provisions of Section 8.3, such books and records shall be available for inspection at reasonable times during business hours by each Limited Partner or its duly authorized agents or representatives for any purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership. Consistent with the Delaware Act, the General Partner may impose additional reasonable instructions on the inspection of the Partnership’s books and records by Limited Partners. (b) The General Partner shall maintain in its principal business office a current record of the Limited Partners stating, for each Limited Partner, its name, address, amount of Capital Commitment, and any other information required by the Delaware Act. (c) All cash contributions and distributions hereunder, and all calculations of amounts hereunder, shall be made in United States dollars, and the Partnership’s books of account shall be maintained in United States dollars. (d) The books of account and records of the Partnership shall be audited as of the end of each Fiscal Year by a recognized independent certified public accounting firm selected from time to time by the General Partner in its sole discretion. All reports provided to the Limited Partners pursuant to this Section 8.1 shall be prepared in accordance with GAAP, with such qualifications or exceptions as the General Partner, in consultation with the Partnership’s independent accountants, determines to be appropriate for investment funds such as the Partnership (which changes shall be disclosed in the annual report provided to Limited Partners pursuant to Section 8.1(e)(i)). (e) The General Partner shall use commercially reasonable efforts to prepare or cause to be prepared and distributed to each Limited Partner: (i) as soon as reasonably practicable after the end of each Fiscal Year (subject to timely receipt of necessary information from the underlying investments), audited financial statements in accordance

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 26 with GAAP; (ii) as soon as reasonably practicable after the end of each Fiscal Year, such Limited Partner’s Schedule K-1 to the Partnership’s tax return; and (iii) as soon as reasonably practicable after the end of each Fiscal Quarter (other than the last Fiscal Quarter of each Fiscal Year), unaudited performance information. The General Partner shall distribute such materials to (x) each Limited Partner and (y) each former Limited Partner (or its successors, assigns, heirs or personal representatives) who may require such information in preparing its U.S. federal, state and local income tax returns. (f) The General Partner and/or the Investment Manager may agree to provide certain Limited Partners with additional information on the underlying investments of the Partnership, as well as heightened access to the General Partner, the Investment Manager and their respective employees or relevant information. Section 8.2 Meetings of the Partnership. The General Partner may call a meeting of the Partnership at any time and shall call a meeting of the Partnership if a Majority in Interest requests that a meeting of the Partnership be so called, in each case by giving notice specifying the date, time and place thereof to each Limited Partner. Section 8.3 Confidentiality. (a) Each Limited Partner shall keep confidential, and shall not make any use of (other than for purposes reasonably related to its Interest or for purposes of filing such Limited Partner’s tax returns) or disclose to any Person, without the prior written consent of the General Partner, any information or matter relating to the Partnership and its affairs and any information or matter related to any Partnership Investment (other than disclosure to such Limited Partner’s directors, employees, agents, advisors or representatives responsible for matters relating to the Partnership or to any other Person approved in writing by the General Partner (each such Person being hereinafter referred to as an “Authorized Representative”)); provided that such Limited Partner and its Authorized Representatives may make such disclosure to the extent that (x) the information to be disclosed is publicly known at the time of proposed disclosure by such Limited Partner or Authorized Representative (other than by breach of such person), (y) the information otherwise is or becomes legally known to such Limited Partner or such Authorized Representative other than through disclosure by the General Partner, the Investment Manager, any Partnership Investment or any Affiliate of, or other party that is subject to a confidentiality agreement with, any of the foregoing entities, or (z) such disclosure is required by law or in response to any governmental agency request or in connection with an examination by any regulatory authority that has jurisdiction over the Limited Partner; provided that such agency or regulatory authority is aware of the confidential nature of the information disclosed. In the event that a Limited Partner or any of its Authorized Representatives is requested or required by deposition, interrogatory, request for documents, subpoena, civil investigative demand, or similar legal process to disclose any information or matter relating to the Partnership and its affairs

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 27 and any information or matter related to any Partnership Investment, such Limited Partner or Authorized Representative(s), as the case may be, shall (if legally permitted to do so) provide the General Partner with prompt prior written notice of such requirement in order to enable the Partnership, the General Partner and/or the Investment Manager to (i) seek an appropriate protective order or other remedy or (ii) waive compliance, in whole or in part, with the terms of this Agreement; and such Limited Partner or Authorized Representative(s), as the case may be, shall consult and cooperate with the Partnership, the General Partner and/or the Investment Manager to the fullest extent permitted by law with respect to taking steps to resist or narrow the scope of such request or legal process. If, in the absence of a protective order, the Limited Partner or Authorized Representative(s), as the case may be, is nonetheless, on the advice of legal counsel, required by law to disclose such information, the Limited Partner or Authorized Representative(s), as the case may be, shall (A) furnish only that portion of information that is legally required, as advised by legal counsel, (B) give advance notice to the Partnership, the General Partner and/or the Investment Manager of the information to be disclosed as far in advance as is practical, and (C) exercise reasonable efforts to obtain reliable assurance that confidential treatment shall be accorded such information. Each Limited Partner agrees and acknowledges that this Agreement, the terms of the Partnership, the identities of other Limited Partners (if such Limited Partner learns of them despite the provisions of Section 8.3(b)) and information provided by the Partnership, the General Partner or the Investment Manager with respect to the Partnership, any Partnership Investment or any Affiliate of any of the foregoing constitute proprietary trade secrets and confidential financial and commercial information, and that disclosure of any such information could cause significant competitive harm to the Partnership and the Partners. As promptly as practicable prior to making any disclosure permitted pursuant to clause (z) above, including as a result of any request under any Freedom of Information Act, Open Records statute or similar law, a Limited Partner shall, unless prohibited by law, notify the General Partner of such disclosure and shall use commercially reasonable efforts to claim any potential exception to the relevant requirement and otherwise to limit disclosure to only such information the disclosure of which would be necessary to comply with such requirement. Prior to any disclosure to any Authorized Representative, each Limited Partner shall advise such Authorized Representative or beneficial owner of the obligations set forth in this Section 8.3(a). (b) The General Partner may, to the maximum extent permitted by applicable law and this Agreement, keep confidential from any Limited Partner or group of Limited Partners (including, without limitation, Limited Partners subject to any law, order, regulation or governmental request requiring disclosure to the public of information relating to its Interest in the Partnership) (i) any information, the disclosure of which (A) the General Partner or the Partnership is required by law, agreement, or otherwise to keep confidential, or (B) the General Partner reasonably believes may have an adverse effect on (1) the ability to entertain, negotiate or consummate any proposed Partnership Investment or any transaction directly or indirectly related to, or giving rise to, such proposed Partnership Investment, (2) the Partnership, or (3) any Partnership Investment or any Person, directly or indirectly, the subject of a Partnership Investment; (ii) the identities (including names and addresses) of any other Limited Partners in the Partnership; and (iii) any other information which the General Partner reasonably believes to be in the nature of trade

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 28 secrets or the disclosure of which the General Partner reasonably believes is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential (including, without limitation, the identities of the Partnership Investments set forth on the schedules of any annual reports to be delivered to the Limited Partners). Each Limited Partner agrees and acknowledges that any books and records of the Partnership made available to a Limited Partner for inspection may be redacted to exclude any identifying information of the other Limited Partners in the Partnership and, if such books and records cannot be redacted, such books and records may not be made available for inspection to such Limited Partner. (c) The General Partner shall use commercially reasonable efforts to keep confidential any information relating to a Limited Partner (other than, in its sole discretion, the identity of the Limited Partner) obtained by the General Partner in connection with or arising out of the Partnership which the Limited Partner requests be kept confidential except such information that may be required to be disclosed for income tax reporting purposes. ARTICLE IX EXCULPATION AND INDEMNIFICATION Section 9.1 Exculpation and Indemnification. (a) To the fullest extent permitted by law, none of the General Partner, the Investment Manager, the Portfolio Managers or any other Investment Manager Affiliate, or each of their respective direct and indirect officers, directors, agents, stockholders, members, managers, partners, trustees, employees, heirs and legal and personal representatives, or any other Person who serves at the request of the General Partner on behalf of the Partnership as an officer, director, agent, stockholder, member, manager, partner, employee or legal representative of any other entity (each of the foregoing, an “Indemnified Party”), shall be liable to the Partnership or to any Partner for: (i) any act or omission taken or suffered by any Indemnified Party in connection with the conduct of the affairs of the Partnership, its current or former Partnership Investments or otherwise in connection with this Agreement or the matters contemplated herein (or the Investment Management Agreement to the extent that the Investment Manager or an Affiliate thereof is the Indemnified Party), unless it is determined, in each case, by a final and non-appealable decision of any court or governmental body of competent jurisdiction or admitted by such Indemnified Party in a settlement of any lawsuit, that such act or omission resulted from such Indemnified Party’s fraud, bad faith, willful misconduct, gross negligence, willful and material violation of applicable U.S. federal securities laws, or willful and material breach of this Agreement (or the Investment Management Agreement to the extent that the Investment Manager or an Affiliate thereof is the Indemnified Party); (ii) any mistake, negligence, dishonesty or bad faith of any broker, adviser or other agent of the Partnership selected by an Indemnified Party with reasonable care; or (iii) any act or omission taken or suffered in good faith by an Indemnified Party pursuant to a contract or transaction permitted by this Agreement; provided that nothing herein shall constitute a waiver or limitation of any rights which a Limited Partner or the Partnership may have under applicable securities laws or other laws and

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 29 which may not be waived. (b) Subject to applicable federal and state law (including the Delaware Act), the General Partner shall not be liable to the Partnership or to any other Partner as a fiduciary. (c) The General Partner and the Investment Manager may consult with legal counsel and accountants selected by them and any act or omission taken or suffered by them on behalf of the Partnership or in furtherance of the interests of the Partnership in good faith in reasonable reliance upon and in accordance with the advice of such counsel or accountants shall be full justification for any such act or omission, and the General Partner and the Investment Manager shall be fully protected in so acting or omitting to act; provided that such counsel or accountants were selected with reasonable care. In addition, any action of the General Partner and the Investment Manager in reasonable reliance upon and in accordance with this Agreement (and the Investment Management Agreement, to the extent that any such party is the Investment Manager or an Affiliate thereof) shall be full justification for any such act or omission, and the General Partner and the Investment Manager shall be fully protected in so acting or omitting to act. (d) To the fullest extent permitted by law, the Partnership shall indemnify and save harmless the Indemnified Parties from and against any and all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by any Indemnified Party and/or to which such Indemnified Party may be subject by reason of its activities on behalf of the Partnership or in furtherance of the interests of the Partnership or otherwise arising out of or in connection with the affairs of the Partnership or Partnership Investments, including the performance by such Indemnified Party of any of the responsibilities of the General Partner hereunder, or the responsibilities of the Investment Manager under the Investment Management Agreement, or otherwise in connection with the matters contemplated herein or therein; provided that: (i) no Indemnified Party shall be entitled to such indemnification if such Indemnified Party’s conduct in respect of which indemnity is sought is determined, in each case, by a final and non-appealable decision of any court or governmental body of competent jurisdiction or admitted by such Indemnified Party in a settlement of any lawsuit, to constitute fraud, bad faith, willful misconduct, gross negligence, a willful and material violation of applicable U.S. federal securities laws or a willful and material breach of this Agreement (or the Investment Management Agreement to the extent that the Investment Manager or an Affiliate thereof is the Indemnified Party); (ii) nothing herein shall constitute a waiver or limitation of any rights which a Limited Partner or the Partnership may have under applicable securities laws or other laws and which may not be waived; and (iii) the Partnership’s obligations hereunder shall not apply with respect to (x) economic losses or tax obligations incurred by any Indemnified Party as a result of such Indemnified Party’s ownership of an Interest in the Partnership or an interest in Partnership Investments or (y) expenses of the Partnership that an Indemnified Party has agreed to bear. The satisfaction of any indemnification and any saving harmless pursuant to this Section 9.1(d) shall be from and limited to Partnership assets, and no

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 30 Limited Partner shall have any obligation to make Capital Contributions to fund its share of any indemnification obligations under this Section 9.1 in excess of such Limited Partner’s Undrawn Capital Commitment, and no Partner shall have any personal liability on account thereof. (e) Expenses reasonably incurred by an Indemnified Party in defense or settlement of any claim that may be subject to a right of indemnification hereunder shall be advanced by the Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Indemnified Party to repay such amount to the extent that it shall be determined (by a final and non-appealable decision of any court or governmental body of competent jurisdiction or admitted by such Indemnified Party in a settlement of any lawsuit) that such Indemnified Party is not entitled to be indemnified hereunder. No advances shall be made by the Partnership under this Section 9.1(e) without the prior written approval of the General Partner. (f) The right of indemnification of any Indemnified Party provided herein shall be cumulative of, and in addition to, any and all rights such Indemnified Party may otherwise be entitled to by contract or as a matter of law or equity and shall extend to such Indemnified Party’s successors, assigns and legal representatives. (g) Each Partner hereby indemnifies and holds harmless the other Partners and the Partnership against any taxes (including withholding taxes) imposed upon the income of or distributions to such Partner, as well as interest, penalties or additions to tax with respect thereto and additional losses, claims, damages or liabilities arising therefrom or incident thereto. Each Partner hereby further agrees to reimburse the Partnership on demand for the amount of any property distributed to such Partner in excess of the amounts distributable to such Partner under the provisions of Article VII. (h) The General Partner may, in its sole discretion, cause the Partnership to purchase, at the Partnership’s expense, insurance to insure the General Partner or any other Indemnified Party against liability for any breach or alleged breach of their responsibilities under this Agreement, the Investment Management Agreement, or otherwise in connection with the affairs of the Partnership (including in respect of a breach or alleged breach of a fiduciary or similar duty). ARTICLE X DURATION AND DISSOLUTION OF THE PARTNERSHIP Section 10.1 Duration of the Partnership. The Partnership shall dissolve seven (7) years from the Initial Closing Date, unless sooner dissolved pursuant to Section 10.2; provided that, unless the Partnership is sooner dissolved pursuant to Section 10.2, the General Partner may extend the term of the Partnership for up to two (2) consecutive one (1)- year periods following the expiration of such initial term if the General Partner determines in its sole discretion that such extension is necessary or advisable for the orderly liquidation of the Partnership’s assets. Section 10.2 Dissolution. Subject to the Delaware Act, the Partnership shall be dissolved and the Partnership’s affairs shall be wound up upon the earliest of:

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 31 (a) the expiration of the term of the Partnership provided in Section 10.1; (b) the determination by the General Partner at any time that such earlier dissolution and termination would be in the best interests of the Partners; (c) at any time that there are no Limited Partners of the Partnership; (d) the entry of a decree of judicial dissolution under Section 17-802 of the Delaware Act; or (e) the occurrence of an event of withdrawal with respect to the General Partner (within the meaning of the Delaware Act) unless (i) at the time of such event there is at least one (1) remaining general partner of the Partnership and all remaining general partners (if any) shall agree to continue the business of the Partnership without dissolution, or (ii) within ninety (90) calendar days after the occurrence of such event, a Majority in Interest agrees in writing or votes to continue the Partnership and to the appointment, effective as of the date of such event, if required, of one or more additional general partners of the Partnership. Section 10.3 Liquidation of Partnership. Upon dissolution, the Partnership’s business shall be wound up in an orderly manner in accordance with the Delaware Act. Subject to the Delaware Act, and in particular to any order made pursuant thereto, the General Partner shall be the liquidating trustee of the Partnership (including any successor liquidating trustees, the “Liquidator”) and shall wind up the affairs of the Partnership pursuant to this Agreement. If there is no general partner, a Majority in Interest may approve one or more liquidators to act as the Liquidator in carrying out such winding up. In performing its duties, the Liquidator is authorized to sell, distribute, exchange or otherwise dispose of the assets of the Partnership in any reasonable manner that the Liquidator shall determine to be in the best interest of the Partners. Section 10.4 Distribution Upon Dissolution of the Partnership. Upon dissolution of the Partnership, the Liquidator shall determine, in its sole discretion, which assets of the Partnership shall be sold. Subject to the Delaware Act, after all liabilities of the Partnership have been satisfied or duly provided for, the remaining assets of the Partnership shall be distributed in accordance with Article VII. Notwithstanding anything herein to the contrary, if, on dissolution of the Partnership, the Liquidator shall determine that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its absolute discretion, (a) defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (other than those to the Partners), (b) distribute to the Partners, in lieu of cash, as tenants in common and in proportion to their respective interests in the Partnership, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation, or (c) transfer all or a portion of the Partnership’s assets to a liquidating fund entity (e.g., a liquidating trust or similar vehicle) and distribute to the Partners ownership interests in such entity in proportion to their respective Partnership Interest. Section 10.5 Withdrawal of a Limited Partner; Termination of Capital Commitments. (a) A Limited Partner may be required to withdraw from the Partnership if in the reasonable judgment of the General Partner, by virtue of that Limited Partner’s continued investment in the Partnership, a Material Adverse Effect has occurred or could reasonably be expected to occur; provided that any such

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 32 Limited Partner shall remain liable to the Partnership to the extent of any breach of a representation or covenant made by such Limited Partner to the Partnership or the General Partner prior to, arising out of or relating to any activity leading to such withdrawal. (b) Except as provided in Section 10.5(a) or as otherwise expressly provided in this Agreement, a Limited Partner may not withdraw from the Partnership prior to the Partnership’s termination; provided that the General Partner may, in its sole discretion, cancel all or part of a Limited Partner’s Capital Commitment or obligations to make future Capital Contributions upon terms acceptable to the General Partner and such Limited Partner. Such cancellation or termination shall not affect the Undrawn Capital Commitment of any other Limited Partner. (c) Upon the death or incompetency of an individual Limited Partner, such Limited Partner’s executor, administrator, guardian, conservator or other legal representative may exercise all of such Limited Partner’s rights for the purpose of settling such Limited Partner’s estate or administering such Limited Partner’s property, except that the General Partner may subsequently reduce or cancel the applicable Limited Partner’s obligation to make future Capital Contributions on such terms as the General Partner determines in its sole discretion. (d) Except as expressly provided in this Agreement or the Delaware Act, no event affecting a Limited Partner (including bankruptcy or insolvency) shall affect the Partnership. ARTICLE XI TRANSFERABILITY OF THE GENERAL PARTNER’S INTEREST Section 11.1 Transferability of the General Partner’s Interest. (a) Except as otherwise provided herein, the General Partner may not, directly or indirectly, sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of all or any portion of its interest in the Partnership (any direct or indirect sale, exchange, transfer, assignment, pledge, hypothecation or other disposition of an interest in the Partnership being herein collectively called “Transfers”) to any Person without the prior approval of a Majority in Interest; provided that without the consent of any of the Limited Partners, the General Partner may, at the General Partner’s sole discretion and expense, be reconstituted as or converted into a corporation, partnership or other form of entity (any such reconstituted or converted entity being deemed to be a General Partner for all purposes hereof) by merger, consolidation or otherwise, or transfer its interest as a general partner of the Partnership to one of its Affiliates, so long as (i) an Investment Manager Affiliate continues to control such entity or Affiliate and (ii) such reconstitution, conversion or transfer does not have material adverse tax or legal consequences for the Limited Partners. (b) In the event of a Transfer in accordance with Section 11.1(a), the General Partner may admit any Person to whom the General Partner proposes to make such a Transfer as an additional or substituted general partner of the Partnership to carry on the business of the Partnership. Any transferee of all

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 33 of the interest of the General Partner shall be admitted as a general partner of the Partnership effective immediately prior to the withdrawal of the transferor general partner and such new general partner may, and shall, carry on the business of the Partnership without dissolution and the remaining Partners shall be deemed to have consented to the admission of the transferee as a general partner of the Partnership and the continuation of the Partnership without dissolution. (c) Except as otherwise provided in this Section 11.1, the General Partner may not withdraw from the Partnership prior to its termination. (d) Notwithstanding any other provision of this Section 11.1, it is understood and agreed that (i) the General Partner may admit into the General Partner direct and indirect members of any Investment Manager Affiliate, and Persons who are employed or engaged by an Investment Manager Affiliate, and (ii) any such Persons may transfer portions of their interests to members of their immediate families, their heirs and their legatees, to trusts, limited liability companies, partnerships or other vehicles for the benefit of such Persons, or in connection with bona fide pledges. ARTICLE XII TRANSFERABILITY OF A LIMITED PARTNER’S INTEREST Section 12.1 Restrictions on Transfer. (a) No Transfer of all or any part of a Limited Partner’s Interest may be made without the prior written consent of the General Partner, which may be withheld in its sole and absolute discretion; provided, that notwithstanding the foregoing, but subject to the remaining provisions of this Article XII, including without limitation Section 12.3(a), a Limited Partner may transfer all or a portion of its Interest to charitable organizations, not-for-profit foundations, family members of such Limited Partner or trusts or other entities for the benefit of such Limited Partner or its family members, in each case as bona fide gifts or for bona fide charitable, tax or estate planning purposes. The General Partner may require that any Transfer be effective only at the end of a Fiscal Quarter. (b) Any purported Transfer by a Limited Partner pursuant to the terms of this Section 12.1 shall, in addition to requiring the prior written consent referred to in, or otherwise being permitted by, Section 12.1(a), be subject to the General Partner having received to its satisfaction from the transferee and the transferor (as applicable) to the extent specified by the General Partner, such assignment agreement or other such transfer instrument, as well as such other documents, opinions, instruments and certificates as may be requested by the General Partner. The General Partner may cause the Partnership to withhold any taxes it reasonably determines to be required to be withheld at the time of, or in connection with, any Transfer, and taxes withheld with respect to a Transfer or a Transferred Interest shall be treated as properly attributable to the owner of such Interest (including the transferor or the transferee, but without duplication) for purposes of Section 7.3. Section 12.2 Expenses of Transfer; Indemnification. All expenses, including attorneys’ fees and expenses, incurred by the Partnership, the General Partner, the Investment Manager

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 34 and/or their respective Affiliates in connection with any Transfer shall be borne by the transferring Limited Partner or such Limited Partner’s transferee (any such transferee, when admitted and shown as such on the books and records of the Partnership, being hereinafter called a “Substituted Limited Partner”). In addition, the transferring Limited Partner and such transferee shall indemnify the Partners in a manner satisfactory to the General Partner against any losses, claims, damages or liabilities to which the Partners may become subject arising out of or based upon any false representation or warranty made by, or breach or failure to comply with any covenant, obligation or agreement of, such transferring Limited Partner or such transferee in connection with such Transfer. Section 12.3 Recognition of Transfer; Substituted Limited Partners. (a) The General Partner shall not recognize for any purpose any purported Transfer of all or any part of a Limited Partner’s Interest and no purchaser, assignee, transferee or other recipient of all or any part of such Interest shall become a Substituted Limited Partner hereunder unless the conditions of Sections 12.1 and 12.2 and Sections 12.3(b), (c) and (e) shall have been satisfied and the General Partner shall have been furnished with such documents as the General Partner shall request and such other conditions as the General Partner shall specify shall have been fulfilled to the satisfaction of the General Partner. (b) Each Substituted Limited Partner, as a condition to its admission as a Limited Partner, shall execute and deliver such documents, in form and substance satisfactory to the General Partner, as the General Partner deems necessary or desirable to effectuate such admission and to confirm the agreement of such Substituted Limited Partner to be bound by all the terms and provisions of this Agreement with respect to the Interest in the Partnership acquired by such Substituted Limited Partner, including, if requested, the execution of (i) an agreement containing representations and warranties by the Substituted Limited Partner that are substantially the same as those made by the existing Limited Partners in the Supplemental Terms Agreements, (ii) a counterpart of this Agreement or other instrument whereby such Substituted Limited Partner agrees to be bound by all the provisions of this Agreement, and (iii) any IRS information reporting forms. (c) In connection with any Transfer of a Limited Partner’s Interest, the General Partner may request information and opinions to the effect that the Transfer shall not result (whether in and of itself or in combination with other facts or circumstances) in (i) a violation of any applicable law or regulation, including U.S. federal or state securities laws, or any term or condition of this Agreement, (ii) a material risk of the Partnership being required to register under the Investment Company Act, (iii) the Partnership becoming taxable as a corporation or association or becoming a “publicly traded partnership” as such term is defined in Section 7704(b) of the Code, (iv) a Material Adverse Effect, or (v) in the sole discretion of the General Partner, any assets of the Partnership constituting “plan assets” subject to ERISA. (d) Upon a Transfer of a Limited Partner’s Interest in accordance with this Agreement and the transferee being otherwise entitled to be admitted to the Partnership as a Limited Partner under this Agreement, all Limited Partners are deemed to consent to the transferee being admitted to the Partnership and authorize the transferor to constitute the transferee as a Substituted

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 35 Limited Partner on the books and records of the Partnership without the need of any further act of the Limited Partners. (e) The Partnership shall not participate in the establishment of a secondary market for Interests or the substantial equivalent thereof as defined in U.S. Treasury Regulation Section 1.7704-1(c) or the inclusion of such Interests on such a market or on an established securities market as defined in U.S. Treasury Regulation Section 1.7704-1(b), nor shall it recognize any Transfers of Interests made on any of the foregoing markets by redeeming the purported transferor (in the case of redemption or repurchase) or admitting the purported transferee as a Partner or otherwise recognizing any rights of such transferee. Section 12.4 Transfers During a Fiscal Year. If any Transfer of a Partner’s Interest shall occur at any time other than the end of the Partnership’s Fiscal Year, the distributive shares of the various items of Partnership income, gain, loss and expense as computed for tax purposes and the related cash distributions shall be allocated between the transferor and the transferee in a manner consistent with applicable requirements under the relevant provisions of the Code and the Treasury Regulations, as determined by the General Partner. Section 12.5 Securities Laws. The Interests have been issued pursuant to a claim of exemption from the registration or qualification provisions of U.S. federal and state securities laws and may not be sold or transferred without compliance with the registration or qualification provisions of applicable federal and state securities laws or applicable exemptions therefrom. ARTICLE XIII CERTAIN REGULATORY AND TAX MATTERS Section 13.1 Regulatory Matters. (a) The General Partner agrees to use commercially reasonable efforts to operate the Partnership in such a way that (i) the Partnership would not be required to register as an investment company under the Investment Company Act, (ii) the General Partner and the Investment Manager would be in compliance with the Advisers Act, (iii) the Partnership, the General Partner and the Investment Manager would be in compliance with any applicable laws, rules, regulations or orders, and (iv) none of the assets of the Partnership would constitute “plan assets” subject to ERISA. The General Partner is hereby authorized to take any action it has determined in good faith to be necessary or desirable in order to accomplish the foregoing, including, but not limited to, making structural, operating or other changes in the Partnership, making structural or other changes in any Partnership Investment, canceling all or a portion of the Capital Commitment of any Limited Partner, “freezing the account” of any Limited Partner, assisting in or requiring the sale in whole or in part of any Limited Partner’s Interest or dissolving the Partnership (pursuant to Section 10.2). Each Limited Partner agrees to cooperate with the General Partner with a view to accomplishing the foregoing, including by providing to the General Partner promptly any information it may reasonably request. (b) Without limitation of the foregoing, and notwithstanding any other provisions contained in this Agreement, the General Partner shall be authorized without the consent of any Person, including any other Partner, to take such action as

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 36 it determines to be necessary or advisable to comply, or to cause the Partnership to comply, with any anti-money laundering or anti-terrorist laws, rules, regulations, directives or special measures, including any actions contemplated by any Supplemental Terms Agreement. The General Partner shall provide information about its and the Partnership’s anti-money laundering or anti-terrorist policies and procedures to a Limited Partner upon request in order to enable the Limited Partner to satisfy its obligations under anti-money laundering or anti-terrorist laws. Each Limited Partner acknowledges that, pursuant to anti-money laundering or anti-terrorist laws and regulations, the Partnership, the General Partner, the Investment Manager and/or any administrator acting on behalf of the Partnership may be required to collect further documentation verifying the Limited Partner’s identity and the source of funds used (i) to purchase an Interest before, and (ii) from time to time to make Capital Contributions or other payments after, its admission to the Partnership. To comply with applicable U.S. anti-money laundering or anti-terrorist laws and regulations, all payments and contributions by a Limited Partner to the Partnership and all payments and distributions to a Limited Partner from the Partnership shall only be made in the Limited Partner’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time, unless otherwise determined by the General Partner in its sole discretion. Section 13.2 ERISA Partners. (a) If an ERISA Partner shall deliver to the General Partner a written opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the General Partner, that as a result of the adoption of or amendment to any statute or regulation or a development in the case law or the DOL’s interpretation of the DOL Regulations regarding the definition of “plan assets” for purposes of ERISA, there is a reasonable likelihood that all or any part of the Partnership’s assets would be deemed to be “plan assets” for purposes of ERISA, such Limited Partner may: (i) accelerate, with the consent of the General Partner, the payment of its Undrawn Capital Commitment so as to avail itself of any “grandfather” provisions that may be applicable under such statute, regulation or interpretation thereof; or (ii) transfer all or any portion of its Interest to a third Person whose acquisition of the Interest would result in a reduction in the percentage of the Partnership’s assets that are or might be treated as assets of a “benefit plan investor” under the DOL Regulations (a “Non-Plan Party”), in a transaction that complies with Article XII. (b) If the General Partner determines that there is a reasonable likelihood that any or all of the assets of the Partnership would be deemed to be “plan assets” for purposes of ERISA, each ERISA Partner shall, upon the written request and with the reasonable cooperation of the General Partner, use commercially reasonable efforts to dispose of such ERISA Partner’s entire Interest (or such portion of its Interest that the General Partner determines is sufficient to

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 37 prevent the Partnership’s assets from being deemed to be “plan assets” for purposes of ERISA) to a Non-Plan Party at a price reasonably acceptable to such ERISA Partner, in a transaction that complies with Article XII. If the General Partner makes a request pursuant to the preceding sentence, the General Partner shall elect that the ERISA Partners take such action in proportion to their Capital Commitments. If an ERISA Partner has not disposed of its entire Interest (or such portion of its Interest that the General Partner determines is sufficient to prevent the Partnership’s assets from being deemed “plan assets” for purposes of ERISA) within thirty (30) calendar days of the General Partner having notified such ERISA Partner of the General Partner’s determination described in the first sentence of this Section 13.2(b), then, notwithstanding anything to the contrary herein, the General Partner shall have the right, but not the obligation, upon five (5) Business Days’ prior written notice, to do any or all of the following to reduce or alleviate any restrictions, prohibitions or other material complications resulting from the Partnership’s assets being deemed “plan assets” for purposes of ERISA: (i) prohibit an ERISA Partner from making a Capital Contribution with respect to any and all future Partnership Investments and reduce its Undrawn Capital Commitment to any amount greater than or equal to zero (0); (ii) liquidate all or any portion of the ERISA Partner’s Interest, in which case such ERISA Partner’s right to receive future distributions pursuant to Articles VII and X shall be appropriately adjusted in good faith by the General Partner, and the General Partner shall cause the Partnership to make a special distribution to such ERISA Partner of cash, Cash Equivalents, assets or financial instruments, or any combination of the foregoing, as determined by the General Partner, in an amount equal to the Fair Value of such Interest being liquidated; or (iii) dissolve and terminate the Partnership and distribute the Partnership’s assets in accordance with Article X. (c) In determining the appropriate action to take under Section 13.2(b), the General Partner shall take into consideration the effect of such action on all of the Partners. (d) If the General Partner determines that there is a reasonable likelihood that any or all of the Partnership’s assets would be deemed to be “plan assets” for purposes of ERISA, then the General Partner shall provide a notice of such determination to the Limited Partners. Subject to the requirements of Article XII, the details and documentation relating to any transaction or transactions effected pursuant to this Section 13.2 shall be as determined by the General Partner and shall not require the consent of any of the Limited Partners. Upon the closing of any transaction or transactions effected pursuant to this Section 13.2, the General Partner (i) may admit each purchaser that is not already a Partner or Substituted Limited Partner immediately prior to the time of such purchase to the Partnership as a Substituted Limited Partner on such terms and upon the delivery of such documents as the General Partner shall determine to be appropriate and (ii) shall make such additional adjustments to the Capital Accounts, Capital Commitments, Capital Contributions, and Undrawn Capital Commitments of such ERISA Partner and of all Partners and

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 38 Substituted Limited Partners who have purchased interests pursuant to this Section 13.2 as the General Partner shall determine to be appropriate to give effect to and reflect such transactions. The General Partner may, without the consent of any other Partner, amend the books and records of the Partnership as may be necessary or appropriate to reflect the changes in Partners and Capital Commitments made pursuant to this Section 13.2. Section 13.3 Public Plan Partners. (a) If a Public Plan Partner shall deliver to the General Partner an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the General Partner, that as a result of a change in the statute or regulation, or interpretation thereof, applicable to such Public Plan Partner that authorizes or governs such Public Plan Partner’s investment in the Partnership and in other investment vehicles like the Partnership, investing in the Partnership would be illegal for such Public Plan Partner, such Public Plan Partner may: (i) accelerate, with the consent of the General Partner, the payment of its Undrawn Capital Commitment so as to avail itself of any “grandfather” provisions that may be applicable under such statute, regulation or interpretation thereof; or (ii) transfer all or any portion of its Interest to a third Person in a transaction that complies with Article XII. (b) If the General Partner determines that the investment in the Partnership would become illegal for a Public Plan Partner, such Public Plan Partner shall, upon the written request and with the reasonable cooperation of the General Partner, use commercially reasonable efforts to dispose of such Public Plan Partner’s entire Interest (or such portion of its Interest that the General Partner determines is sufficient to prevent the investment in the Partnership by such Public Plan Partner from being considered illegal), at a price reasonably acceptable to such Public Plan Partner, in a transaction that complies with Article XII. If a Public Plan Partner has not disposed of its entire Interest (or such portion of its Interest that the General Partner determines is sufficient to prevent the investment in the Partnership by such Public Plan Partner from being considered illegal) within thirty (30) calendar days of the General Partner having notified such Public Plan Partner of the General Partner’s determination described in the first sentence of this Section 13.3(b), then, notwithstanding anything to the contrary herein, the General Partner shall have the right, but not the obligation, upon five (5) Business Days’ prior written notice, to do any or all of the following to reduce or alleviate any restrictions, prohibitions or other material complications to prevent such investment in the Partnership by such Public Plan Partner from being considered illegal: (i) prohibit a Public Plan Partner from making a Capital Contribution with respect to any and all future new Partnership Investments and reduce its Undrawn Capital Commitment to any amount greater than or equal to zero (0); (ii) liquidate all or any portion of the Public Plan Partner’s Interest, in which case such Public Plan Partner’s right to receive future distributions pursuant to Articles VII and X shall be appropriately adjusted in good faith by the General Partner and the General

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 39 Partner shall cause the Partnership to make a special distribution to such Partner of cash, Cash Equivalents, assets or financial instruments, or any combination of the foregoing, as determined by the General Partner, in an amount equal to the Fair Value of such Interest being liquidated; or (iii) dissolve and terminate the Partnership and distribute the Partnership’s assets in accordance with Article X. (c) In determining the appropriate action to take under Section 13.3(b), the General Partner shall take into consideration the effect of such action on all of the Partners. (d) Subject to the requirements of Article XII, the details and documentation relating to any transaction or transactions effected pursuant to this Section 13.3 shall be as determined by the General Partner and shall not require the consent of any of the Limited Partners. Upon the closing of any transaction or transactions effected pursuant to this Section 13.3, the General Partner (i) may admit each purchaser that is not already a Partner or Substituted Limited Partner immediately prior to the time of such purchase to the Partnership as a Substituted Limited Partner on such terms and upon the delivery of such documents as the General Partner shall determine to be appropriate and (ii) shall make such additional adjustments to the Capital Accounts, Capital Commitments, Capital Contributions, and Undrawn Capital Commitments of such Public Plan Partner and of all Partners and Substituted Limited Partners who have purchased Interests pursuant to this Section 13.3 as it shall determine to be appropriate to give effect to and reflect such transactions. The General Partner may, without the consent of any other Partner, amend the books and records of the Partnership as may be necessary or appropriate to reflect the changes in Partners and Capital Commitments made pursuant to this Section 13.3. Section 13.4 Certain Tax Matters. (a) Partnership Representative. (i) The General Partner is authorized to serve as, and/or to designate any eligible person to serve as, the “partnership representative” of the Partnership, within the meaning of Section 6223 of the Code, and any similar role or position under any state, local or non-U.S. laws (“Partnership Representative”). The General Partner shall have all powers necessary or convenient to perform fully (or to direct full performance of) the role of Partnership Representative, and the General Partner shall use its reasonable efforts to comply with (or cause compliance with) the responsibilities outlined in Sections 6221 through 6233 of the Code (including the Treasury Regulations). Each Partner acknowledges and agrees that the General Partner is authorized, in its sole discretion, to make, or refrain from making, any elections that may be available to the Partnership under the Code or the Treasury Regulations or other applicable tax laws, whether in connection with audits of the Partnership or otherwise. (ii) The General Partner is authorized to represent (or direct the representation of) the Partnership before taxing authorities and

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 40 courts in tax matters affecting the Partnership and the Partners in their capacity as such and shall keep the Partners reasonably informed of any such material administrative and judicial proceedings. The General Partner shall be entitled to be reimbursed by the Partnership for all costs and expenses incurred by it in connection with any administrative or judicial proceeding affecting tax matters of the Partnership and the Partners in their capacity as such and to be indemnified by the Partnership (solely out of Partnership assets) with respect to any action brought against it in connection with any judgment in or settlement of any such proceeding, except in the case of the General Partner’s own fraud, gross negligence, willful misconduct or conduct that is the subject of a criminal proceeding (where the General Partner had a reasonable cause to believe that such conduct was unlawful). (iii) Any Partner that is in dispute with any tax authority in relation to any Partnership-related item or matter shall notify the General Partner within thirty (30) calendar days, and if the General Partner reasonably determines that the matter is of material relevance to the tax position of the Partnership, such Partner shall consult with the General Partner as to how that dispute shall be handled. Any Partner who enters into a settlement agreement with respect to any Partnership-related item or matter shall notify the General Partner of such settlement agreement and its terms within thirty (30) calendar days after the date of settlement. (iv) The provisions of this Section 13.4 shall survive any termination of this Agreement. (b) Tax Elections. Each Partner agrees to provide the Partnership with such information which may be necessary or desirable in order for the General Partner to carry out its powers under this Section 13.4 and Section 3.1(b)(xxi), including, without limitation, to facilitate compliance with Section 743 of the Code and elections permitted thereunder. (c) Classification as a Partnership. Each Limited Partner agrees that the Partnership shall be treated as a partnership for U.S. federal, state and local income tax purposes, and further agrees not to take any position or make any election, in any tax return or otherwise, inconsistent therewith. The General Partner shall not permit the Partnership to elect, and the Partnership shall not elect, to be treated as an association taxable as a corporation for U.S. federal, state or local income tax purposes under Section 301.7701-3(a) of the Treasury Regulations or under any corresponding provision of state or local law. The General Partner shall, for and on behalf of the Partnership, take all steps as it may deem reasonably necessary to maintain the Partnership’s classification as a partnership for federal income tax purposes. (d) Tax Audits. Each Limited Partner shall reasonably cooperate with the General Partner in connection with any tax audit of the Partnership or any existing or former investment.

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 41 ARTICLE XIV MISCELLANEOUS Section 14.1 Amendments to the Partnership Agreement. (a) Except as otherwise provided in this Article XIV, this Agreement may be amended, or provisions hereof waived, only by a written instrument signed by the General Partner with the approval of a Majority in Interest; provided that no amendment of this Agreement shall: (i) (A) increase the liability of any Limited Partner beyond the liability of such Limited Partner expressly set forth in this Agreement or otherwise adversely modify or affect the limited liability of such Partner, (B) other then as contemplated in this Agreement, increase the Capital Commitment, amend the timing or amount of distributions or allocations made under Article VII or the provisions of Section 4.1 in a manner that is adverse to the interests of any Limited Partner, or increase the Management Fee chargeable against any Limited Partner, (C) other than as contemplated in this Agreement, reduce the Capital Account of any Limited Partner or (D) other than as contemplated in this Agreement, materially and adversely affect the rights of any Limited Partner in a manner that discriminates against such Limited Partner vis-à-vis the other Limited Partners, without in each case the approval of each such Limited Partner so affected (in addition to the approval of a Majority in Interest); (ii) without the approval of all Limited Partners (other than any Defaulting Partners), amend this Section 14.1; (iii) without the approval of Limited Partners having Capital Commitments representing the percentage of Capital Commitments specified in any other provision of this Agreement required for any action or approval of the Partners, amend such other provision; (iv) amend the definition of “ERISA Partner” or modify or amend Section 13.2, without the written consent of Non-Defaulting ERISA Partners having Capital Commitments aggregating in excess of sixty-six and two-thirds percent (66 2/3%) of the Capital Commitments of all Non-Defaulting ERISA Partners; or (v) amend the definition of “Public Plan Partner” or modify or amend Section 13.3, without the written consent of Non-Defaulting Public Plan Partners having Capital Commitments aggregating in excess of sixty-six and two-thirds percent (66 2/3%) of the Capital Commitments of all Non-Defaulting Public Plan Partners. (b) Notwithstanding Section 14.1(a) (but subject to the proviso thereof), the General Partner may at any time without the consent of the other Partners: (i) add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner under this Agreement, for the benefit of the Limited Partners;

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 42 (ii) cure any ambiguity or correct or supplement any conflicting provisions of this Agreement or make any other changes that would not, in the reasonable opinion of the General Partner, be materially adverse to the Limited Partners; (iii) amend this Agreement to reflect a change in the identity of the General Partner following a transfer of a General Partner’s Interest in accordance with the terms of this Agreement, or to change the name of the Partnership; (iv) amend this Agreement to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the SEC, the IRS or any other U.S. federal or state or non-U.S. governmental agency, or in any U.S. federal or state or non-U.S. statute (including the Advisers Act), compliance with which the General Partner deems to be in the best interests of the Partnership; (v) amend this Agreement to the extent the General Partner reasonably determines is necessary, based upon written advice of tax counsel to the Partnership, to provide assurance that the Partnership shall not be treated as a “publicly traded partnership” under Section 7704 of the Code and the Treasury Regulations; provided that (A) such amendment shall not change the relative economic interests of the Partners, reduce any Partner’s share of distributions, or increase any Partner’s Capital Commitment or its liability hereunder; (B) the General Partner provides a copy of such written advice and amendment to the Limited Partners at least twenty (20) calendar days prior to the effective date of any such amendment; and (C) a Majority in Interest shall not have made a reasonable objection to such amendment prior to the effective date of such amendment; (vi) make any amendment to this Agreement that is not objected to in writing by any Limited Partner within twenty (20) calendar days after notice of such amendment is given to all Limited Partners; and (vii) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document. (c) Notwithstanding any other provision hereof, any Limited Partner which fails to respond to a notice of a proposed amendment within twenty (20) calendar days after notice of such amendment is given to all Limited Partners as set forth herein shall be deemed to have consented to such amendment. (d) The General Partner shall give written notice of the result of any proposed amendment to this Agreement to all of the Limited Partners. Section 14.2 Approvals. Each Limited Partner agrees that, except as otherwise specifically provided herein and to the extent permitted by applicable law, for purposes of granting the approval of the Limited Partners with respect to any proposed action of the General Partner on behalf of the Partnership (including any such approval required under the Advisers Act), the written approval of a Majority in Interest shall bind the Partners and

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 43 shall have the same legal effect as the written approval of each Partner. Section 14.3 Successors; Counterparts. This Agreement (i) shall be binding on the executors, administrators, estates, heirs and legal successors of the Partners and (ii) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart. Section 14.4 Governing Law; Venue; Severability. (a) EACH LIMITED PARTNER ACKNOWLEDGES AND AGREES THAT ANY CLAIM, CONTROVERSY, DISPUTE OR ACTION RELATING IN ANY WAY TO THIS AGREEMENT, THE SUPPLEMENTAL TERMS AGREEMENT, OR SUCH LIMITED PARTNER’S INVESTMENT IN THE PARTNERSHIP SHALL BE GOVERNED SOLELY AND EXCLUSIVELY BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICT OF LAWS DOCTRINES. EACH LIMITED PARTNER UNDERSTANDS AND AGREES THAT IT IS WAIVING THE PROTECTION OF STATUTES IN ITS STATE OF RESIDENCE THAT PROVIDE IT WITH CERTAIN RIGHTS, REMEDIES AND PROTECTIONS IN THE CASE OF FRAUD OR MISREPRESENTATION AND AGREES TO RELY SOLELY UPON THE LAWS OF THE STATE OF DELAWARE AND ANY APPLICABLE FEDERAL LAWS. EACH LIMITED PARTNER MAKES THIS WAIVER KNOWINGLY AND REPRESENTS THAT IT HAS CONSULTED INDEPENDENT COUNSEL, OR THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH SUCH INDEPENDENT COUNSEL BUT HAS ELECTED NOT TO DO SO, AND AGREES THAT THE ONLY STATE LAWS THAT SHALL APPLY TO THIS AGREEMENT, THE SUPPLEMENTAL TERMS AGREEMENT AND ITS INVESTMENT IN THE PARTNERSHIP ARE THE LAWS OF THE STATE OF DELAWARE. (b) EACH PARTY TO THIS AGREEMENT, THE SUPPLEMENTAL TERMS AGREEMENT OR ANY OTHER AGREEMENT REGARDING SUCH LIMITED PARTNER’S INVESTMENT IN THE PARTNERSHIP IRREVOCABLY CONSENTS TO AND SUBMIT TO BEING SERVED WITH LEGAL PROCESS ISSUED FROM THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITUATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK. THE PARTIES IRREVOCABLY WAIVE ANY OBJECTIONS TO THE PERSONAL JURISDICTION OF THESE COURTS. SAID COURTS SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OVER ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES AND ACTIONS, OF ANY KIND OR MANNER, WHICH IN ANY WAY RELATE TO THIS AGREEMENT, THE SUPPLEMENTAL TERMS AGREEMENT, OR SUCH LIMITED PARTNER’S INVESTMENT IN THE

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 44 PARTNERSHIP. THE PARTIES ALSO IRREVOCABLY WAIVE ANY OBJECTIONS THAT THESE COURTS CONSTITUTE AN OPPRESSIVE, UNFAIR, OR INCONVENIENT FORUM AND AGREE NOT TO SEEK TO CHANGE VENUE ON THESE GROUNDS OR ANY OTHER GROUNDS. THE PARTIES FURTHER AGREE THAT THEY SHALL NOT FILE SUIT IN A JURISDICTION OTHER THAN NEW YORK AND THAT, SHOULD THEY DO SO, THEY SHALL BE LIABLE FOR ALL DAMAGES AS A RESULT OF MAKING SUCH A FILING AND SHALL PAY ALL ATTORNEYS’ FEES INCURRED BY ANY PARTY IN CONNECTION WITH MOVING TO DISMISS THE SUIT FOR FAILURE TO COMPLY WITH THIS PROVISION. (c) If it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of the Delaware Act or other applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable term or provision. (d) Each party knowingly, voluntarily and intentionally waives its right to a trial by jury to the extent permitted by law in any proceeding arising out of the terms and conditions of this Agreement. This waiver applies to any proceeding, whether sounding in contract, tort or otherwise. Each party acknowledges that it has received the advice of competent counsel. Section 14.5 Filings. The General Partner shall promptly prepare, following the execution and delivery of this Agreement, any documents required to be filed and recorded, or, in the General Partner’s discretion, appropriate for filing and recording, under the Delaware Act, and the General Partner shall cause each such document to be filed and recorded in accordance with the Delaware Act and, to the extent required by local law, to be filed and recorded or notice thereof to be published in the appropriate place in each state in which the Partnership may hereafter establish a place of business. The General Partner shall also cause to be filed, recorded and published such statements of fictitious business name and other notices, certificates, statements or other instruments required by any provision of any applicable law of the United States or any other jurisdiction which governs the conduct of its business from time to time. Section 14.6 Power-of-Attorney. (a) Each Limited Partner hereby irrevocably constitutes and appoints the General Partner and its successors (hereinafter referred to as “Special Attorney”) as the attorney-in-fact for such Limited Partner with power and authority to act in the Limited Partner’s name and on the Limited Partner’s behalf to execute, acknowledge, swear to and file documents and instruments necessary or appropriate to the conduct of the Partnership’s business, which shall include, but not be limited to, the following: (i) the Certificate and this Agreement, as well as amendments thereto and hereto; (ii) any other certificates, instruments and documents, including fictitious

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 45 name certificates, as may be required by, or may be appropriate under, the laws of any state; and (iii) any documents that may be required to effect the continuation of the Partnership, the admission of an additional or Substituted Limited Partner, the withdrawal of a Limited Partner, or the dissolution and termination of the Partnership; provided that such continuation, admission, withdrawal or dissolution and termination are in accordance with the terms of the Certificate and this Agreement. (b) The power-of-attorney granted by each Limited Partner to the Special Attorney: (i) is a special power-of-attorney, coupled with an interest, and is accordingly irrevocable; (ii) may be exercised by the Special Attorney for each Limited Partner by listing all of the Limited Partners executing any instrument with a single signature of such Special Attorney acting as attorney-in-fact for all of them; and (iii) shall survive the assignment by a Limited Partner of the whole or any portion of such Limited Partner’s Interest; provided that where the assignee has been approved in accordance with the provisions of this Agreement for admission to the Partnership as a Substituted Limited Partner, the power-of-attorney shall survive such assignment for the sole purpose of enabling the Special Attorney to execute, acknowledge and file any instrument necessary to effect such substitution. Section 14.7 Notices. (a) All notices, requests and other communications to any party hereunder shall be in writing (including electronic means or similar writing) and shall be given (i) to a Limited Partner at its address or electronic mail address set forth in the books and records of the Partnership or such other address or electronic mail address as such Limited Partner may hereafter specify for the purpose by notice to the General Partner or (ii) to the Partnership or the General Partner at the General Partner’s address or electronic mail address as set forth in Section 14.7(b) or such other address or electronic mail address as the General Partner may hereafter specify for the purpose by notice to all of the Limited Partners. Each such notice, request or other communication shall be effective (i) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed to the location specified pursuant to this Section 14.7, or (ii) if given by any other means, when delivered at the address specified pursuant to this Section 14.7. An electronic mail delivery confirmation shall create a presumption that such electronic mail was delivered to the recipient. (b) Notices to the General Partner shall be made to the following address or electronic mail address: Redwood Enhanced Income Partners, LLC 250 West 55th Street

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP 46 New York, New York 10019 Attention: Adam Bensley Email: abensley@redwoodcap.com with a copy (which shall not constitute notice) to: Sadis & Goldberg LLP 551 Fifth Avenue, 21st Floor New York, New York 10176 Attention: Yehuda S. Braunstein, Esq. Email: ybraunstein@sadis.com Section 14.8 Entire Agreement. This Agreement, together with the related Supplemental Terms Agreement and any other written agreement between the General Partner, on behalf of the Partnership, and any Limited Partner, shall constitute the entire agreement and understanding among all the parties hereto with respect to the subject matter hereof. Section 14.9 No Third-Party Beneficiaries. Except as expressly set forth herein, the provisions of this Agreement are intended solely to benefit the Partnership and the Partners (and the Indemnified Parties) and shall not be construed as conferring any benefit upon any creditor of the Partnership or any other Person (and no such creditor or other Person shall be a third-party beneficiary of this Agreement). Section 14.10 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement. [remainder of this page intentionally left blank]

LIMITED PARTNERSHIP AGREEMENT: REDWOOD ENHANCED INCOME FUND, LP IN WITNESS WHEREOF, the undersigned have executed this Limited Partnership Agreement, as of the day and year first above written. General Partner: REDWOOD ENHANCED INCOME PARTNERS, LLC By: __________________________ Name: Title: Managing Member [SIGNATURES OF LIMITED PARTNERS ARE SET FORTH ON SEPARATE SIGNATURE PAGES]